CALVERT TAX-FREE RESERVES
                            Money Market Portfolio
                            Limited-Term Portfolio
                       California Money Market Portfolio
               4550 Montgomery Avenue, Bethesda, Maryland 20814

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                      Statement of Additional Information
                                April 30, 2001


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      New Account      (800) 368-2748        Shareholder
      Information:     (301) 951-4820        Services:          (800) 368-2745
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      Broker           (800) 368-2746        TDD for the Hearing-
      Services:        (301) 951-4850        Impaired:          (800) 541-1524
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         This Statement of Additional Information is not a prospectus. Investors should read the Statement of Additional Information in conjunction with the appropriate Prospectus, dated April 30, 2001. Each Portfolio's audited financial statement included in its most recent Annual Report to Shareholders, are expressly incorporated by reference, and made a part of this SAI. The prospectus and the most recent shareholder report may be obtained free of charge by writing the Portfolio at the above address or calling the Portfolio, or by visiting our website at www.calvert.com.


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                                      TABLE OF CONTENTS
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             Investment Policies and Risks                               2
             Investment Restrictions                                     5
             Purchases and Redemptions of Shares                         6
             Dividends and Distributions                                 6
             Tax Matters                                                 6
             Valuation of Shares                                         7
             Calculation of Yield and Total Return                       8
             Advertising                                                10
             Trustees and Officers                                      10
             Investment Advisor                                         14
             Administrative Services Agent                              14
             Transfer and Shareholder Servicing Agents                  15
             Independent Accountants and Custodians                     15
             Method of Distribution                                     15
             Portfolio Transactions                                     17
             Personal Securities Transactions                           18
             General Information                                        18
             Control Persons and Principal Holders of Securities        19
             Appendix                                                   20
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                          INVESTMENT POLICIES AND RISKS
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         The Money Market Portfolio and Limited-Term Portfolio each invest primarily in a diversified portfolio of municipal obligations whose interest is exempt from federal income tax. These two Portfolios differ in their anticipated income yields, quality, length of average weighted maturity, and capital value volatility. The California Money Market Portfolio invests primarily in a diversified portfolio of municipal obligations whose interest is exempt from federal and California State income tax. A complete explanation of municipal obligations and municipal bond and note ratings is set forth in the Appendix.

Variable Rate Obligations and Demand Notes
         Each Portfolio may invest in variable rate obligations. Variable rate obligations have a yield that is adjusted periodically based on changes in the level of prevailing interest rates. Floating rate obligations have an interest rate fixed to a known lending rate, such as the prime rate, and are automatically adjusted when the known rate changes. Variable rate obligations lessen the capital fluctuations usually inherent in fixed income investments. This diminishes the risk of capital depreciation of investment securities in a Portfolio and, consequently, of Portfolio shares. However, if interest rates decline, the yield of the invested Portfolio will decline, causing the Portfolio and its shareholders to forego the opportunity for capital appreciation of the Portfolio's investments and of their shares.
         Each Portfolio may invest in floating rate and variable rate demand notes. Demand notes provide that the holder may demand payment of the note at its par value plus accrued interest by giving notice to the issuer. To ensure the ability of the issuer to make payment on demand, a bank letter of credit or other liquidity facility may support the note.
         The Board of Trustees has approved investments by the Money Market Portfolio in floating and variable rate demand notes upon the following conditions: the Portfolio has right of demand, upon notice not to exceed thirty days, against the issuer to receive payment; the issuer will be able to make payment upon such demand, either from its own resources or through an unqualified commitment from a third party; and the rate of interest payable is calculated to ensure that the market value of such notes will approximate par value on the adjustment dates. The remaining maturity of such demand notes is deemed the period remaining until such time as the Portfolio can recover the principal through demand.

Municipal Leases (Limited Term only)
         The Portfolio may invest in municipal leases or structured instruments where the underlying security is a municipal lease. A municipal lease is an obligation of a government or governmental authority, not subject to voter approval, used to finance capital projects or equipment acquisitions and payable through periodic rental payments. The Portfolio may purchase unrated leases. There are additional risks inherent in investing in this type of municipal security. Unlike municipal notes and bonds, where a municipality is obligated by law to make interest and principal payments when due, funding for lease payments needs to be appropriated each fiscal year in the budget. It is possible that a municipality will not appropriate funds for lease payments. The Advisor considers risk of cancellation in its investment analysis. The Fund's Advisor, under the supervision of the Board of Trustees is responsible for determining the credit quality of such leases on an ongoing basis, including an assessment of the likelihood that the lease will not be canceled. Certain municipal leases may be considered illiquid and subject to the Portfolio's limit on illiquid securities. The Board of Trustees has directed the Advisor to treat a municipal lease as a liquid security if it satisfies the following conditions: (A) such treatment must be consistent with the Portfolio's investment restrictions; (B) the Advisor should be able to conclude that the obligation will maintain its liquidity throughout the time it is held by the Portfolio, based on the following factors: (1) whether the lease may be terminated by the lessee; (2) the potential recovery, if any, from a sale of the leased property upon termination of the lease; (3) the lessee's general credit strength (e.g., its debt, administrative, economic and financial characteristics and prospects); (4) the likelihood that the lessee will discontinue appropriating funding for the leased property because the property is no longer deemed essential to its operations (e.g., the potential for an "event of nonappropriation"), and (5) any credit enhancement or legal recourse provided upon an event of nonappropriation or other termination of the lease; and (C) the Advisor should determine whether the obligation can be disposed of within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued it for purposes of calculating the Portfolio's net asset value, taking into account the following factors: (1) the frequency of trades and quotes; (2) the volatility of quotations and trade prices; (3) the number of dealers willing to purchase or sell the

                                       2
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security and the number of potential purchasers; (4) dealer undertakings to make a market in the security; (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer); (6) the rating of the security and the financial condition and prospects of the issuer; and (7) other factors relevant to the Portfolio's ability to dispose of the security.

Obligations with Puts Attached
         The Portfolios have authority to purchase securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when it can acquire at the same time the right to sell the securities back to the seller at an agreed upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "put." Unconditional puts are readily exercisable in the event of a default in payment of principal or interest on the underlying securities. The Money Market and California Money Market Portfolios must limit their portfolio investments, including puts, to instruments of high quality as determined by a nationally recognized statistical rating organization.

Temporary Investments
         Short-term money market type investments consist of: obligations of the U.S. Government, its agencies and instrumentalities; certificates of deposit of banks with assets of one billion dollars or more; commercial paper or other corporate notes of investment grade quality; and any of such items subject to short-term repurchase agreements.
         The Portfolio intends to minimize taxable income through investment, when possible, in short-term tax-exempt securities. To minimize taxable income, the Portfolio may also hold cash which is not earning income.

Repurchase Agreements
         The Portfolios may purchase debt securities subject to repurchase agreements, which are arrangements under which the Portfolios buys a security, and the seller simultaneously agrees to repurchase the security at a specified time and price reflecting a market rate of interest. The Portfolios engage in repurchase agreements in order to earn a higher rate of return than they could earn simply by investing in the obligation which is the subject of the repurchase agreement. Repurchase agreements are not, however, without risk. In the event of the bankruptcy of a seller during the term of a repurchase agreement, a legal question exists as to whether the Portfolios would be deemed the owner of the underlying security or would be deemed only to have a security interest in and lien upon such security. The Portfolios will only engage in repurchase agreements with recognized securities dealers and banks determined to present minimal credit risk by the Advisor. In addition, the Portfolios will only engage in repurchase agreements reasonably designed to secure fully during the term of the agreement the seller's obligation to repurchase the underlying security and will monitor the market value of the underlying security during the term of the agreement. If the value of the underlying security declines and is not at least equal to the repurchase price due the Portfolios pursuant to the agreement, the Portfolios will require the seller to pledge additional securities or cash to secure the seller's obligations pursuant to the agreement. If the seller defaults on its obligation to repurchase and the value of the underlying security declines, the Portfolios may incur a loss and may incur expenses in selling the underlying security. Repurchase agreements are always for periods of less than one year. Repurchase agreements not terminable within seven days are considered illiquid.

Reverse Repurchase Agreements
         The Portfolios may also engage in reverse repurchase agreements. Under a reverse repurchase agreement, the Portfolios sells securities to a bank or securities dealer and agrees to repurchase those securities from such party at an agreed upon date and price reflecting a market rate of interest. The Portfolios invests the proceeds from each reverse repurchase agreement in obligations in which it is authorized to invest. The Portfolios intend to enter into a reverse repurchase agreement only when the interest income provided for in the obligation in which the Portfolios invests the proceeds is expected to exceed the amount the Portfolios will pay in interest to the other party to the agreement plus all costs associated with the transactions. The Portfolios do not intend to borrow for leverage purposes. The Portfolios will only be permitted to pledge assets to the extent necessary to secure borrowings and reverse repurchase agreements.

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         During the time a reverse repurchase agreement is outstanding, the
Portfolios will maintain in a segregated account an amount of cash, US Government securities or other liquid, high-quality debt securities equal in value to the repurchase price. The Portfolios will mark to market the value of assets held in the segregated account, and will place additional assets in the account whenever the total value of the account falls below the amount required under applicable regulations.
         The Portfolios' use of reverse repurchase agreements involves the risk that the other party to the agreements could become subject to bankruptcy or liquidation proceedings during the period the agreements are outstanding. In such event, the Portfolios may not be able to repurchase the securities it has sold to that other party. Under those circumstances, if at the expiration of the agreement such securities are of greater value than the proceeds obtained by the Portfolios under the agreements, the Portfolios may have been better off had they not entered into the agreement. However, the Portfolios will enter into reverse repurchase agreements only with banks and dealers which the Advisor believes present minimal credit risks under guidelines adopted by the Portfolios' Board of Trustees. In addition, the Portfolios bear the risk that the market value of the securities they sold may decline below the agreed-upon repurchase price, in which case the dealer may request the Portfolios to post additional collateral.

When-Issued Purchases (Limited-Term only)
         New issues of municipal obligations are offered on a when-issued basis; that is, delivery and payment for the securities normally take place 15 to 45 days after the date of the transaction. The payment obligation and the yield that will be received on the securities are each fixed at the time the buyer enters into the commitment. The Portfolio will only make commitments to purchase these securities with the intention of actually acquiring them, but may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy.
         Securities purchased on a when-issued basis and the securities held in the Portfolio are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and changes in the level of interest rates (which will generally result in both changing in value in the same way, i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, if in order to achieve higher interest income, the Portfolio remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of the Portfolio's assets may vary.
         When the time comes to pay for when-issued securities, the Portfolio will meet its obligations from then available cash flow, sale of securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or less than the Porfolio's payment obligation). Sale of securities to meet such obligations carries with it a greater potential for the realization of capital losses and capital gains which are not exempt from federal income tax. When- issued securities do not earn income until they have in fact been issued.
         When the Portfolio purchases a when-issued security, it will maintain an amount of cash, cash equivalents (for example, commercial paper and daily tender adjustable notes) or short-term high-grade fixed income securities in a segregated account so that the amount so segregated equals the market value of the when-issued purchase, thereby ensuring the transaction is unleveraged.

Non-Investment Grade Debt Securities (Limited-Term only)
         Non-investment grade debt securities are lower quality debt securities (generally those rated BB or lower by S&P or Ba or lower by Moody's, known as "junk bonds." These securities have moderate to poor protection of principal and interest payments and have speculative characteristics. See Appendix for a description of the ratings. The Fund considers a security to be investment grade if it has received an investment grade rating from at least one nationally recognized statistical rating organization (NRSRO), or is an unrated security of comparable quality. Currently, there are four NRSROs.) These securities involve greater risk of default or price declines due to changes in the issuer's creditworthiness than investment-grade debt securities. Because the market for lower-rated securities may be thinner and less active than for higher-rated securities, there may be market price volatility for these securities and limited liquidity in the resale market. Market prices for these securities may decline significantly in periods of general economic difficulty or rising interest rates.
         The quality limitation set forth in the Portfolio's investment policy is determined immediately after the Portfolio's acquisition of a given security. Accordingly, any later change in ratings will not be considered when determining whether an investment complies with the Portfolio's investment policy.

         When purchasing non-investment grade debt securities, rated or unrated, the Advisor prepares its own careful credit analysis to attempt to identify those issuers whose financial condition is adequate to meet future obligations or is expected to be adequate in the future. Through portfolio diversification and credit analysis, investment risk can be reduced, although there can be no assurance that losses will not occur.

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                             INVESTMENT RESTRICTIONS
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FUNDAMENTAL INVESTMENT RESTRICTIONS
         The Portfolios have adopted the following fundamental investment restrictions. These restrictions cannot be changed without the approval of the holders of a majority of the outstanding shares of the respective Portfolio.
(1) Each Portfolio may not make any investment inconsistent with its classification as a diversified investment company under the 1940 Act.
(2) Each Portfolio may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured thereby or domestic bank money market instruments.)
(3) Each Portfolio may not issue senior securities or borrow money, except from banks for temporary or emergency purposes and then only in an amount up to 33 1/3% of the value of the affected Portfolio's total assets or as permitted by law and except by engaging in reverse repurchase agreements, where allowed. In order to secure any permitted borrowings and reverse repurchase agreements under this section, each Portfolio may pledge, mortgage or hypothecate its assets.
(4) Each Portfolio may not underwrite the securities of other issuers, except as allowed by law or to the extent that the purchase of municipal obligations in accordance with a Portfolio's investment objective and policies, either directly from the issuer, or from an underwriter for an issuer, may be deemed an underwriting.
(5) Each Portfolio may not invest directly in commodities or real estate, although a Portfolio may invest in securities which are secured by real estate or real estate mortgages and securities of issuers which invest or deal in commodities, commodity futures, real estate or real estate mortgages.
(6) Each Portfolio may not make loans, other than through the purchase of money market instruments and repurchase agreements or by the purchase of bonds, debentures or other debt securities, or as permitted by law. The purchase of all or a portion of an issue of publicly or privately distributed debt obligations in accordance with each Portfolio's investment objective, policies and restrictions, shall not constitute the making of a loan.

NONFUNDAMENTAL INVESTMENT RESTRICTIONS
         The Board of Trustees has adopted the following nonfundamental investment restrictions. A nonfundamental investment restriction can be changed by the Board at any time without a shareholder vote.

(1) Each Portfolio may not purchase common stocks, preferred stocks, warrants, or other equity securities.
(2) Each Portfolio does not intend to make any purchases of securities if borrowing exceeds 5% of the affected Portfolio's total assets.
(3) Each Portfolio may not sell securities short, purchase securities on margin, or write or purchase put or call options. The Funds reserve the right to purchase securities with puts attached or with demand features.
(4) The Limited-Term Portfolio may not invest more than 15% of net assets in non-investment grade debt securities and the Portfolio does not generally intend to purchase more than 5% of non-investment grade securities.
(5) The Limited-Term Portfolio may not maintain an average maturity of more than three years and the Portfolio does not generally intend to maintain an average maturity of more than one year.
(6)The Portfolios may not purchase illiquid securities if more than 10% of the value of that Portfolio's net assets (15% for Limited-Term) would be invested in such securities.

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                       PURCHASES AND REDEMPTIONS OF SHARES
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         Share certificates will not be issued unless requested in writing by the investor. If share certificates have been issued, then the certificate must be delivered to the Fund's transfer agent with any redemption request. This could result in delays. If the certificates have been lost, the shareholder will have to pay to post an indemnity bond in case another person later presents the original certificates. No certificates will be issued for fractional shares.
         Draft writing is available for the Money Market Portfolio (Class O) and California Money Market Portfolio. Shareholders wishing to use the draft writing service should complete the signature card enclosed with the Investment Application. This service will be subject to the customary rules and regulations governing checking accounts and the Portfolio reserves the right to change or suspend the service. Generally, there is no charge to you for the maintenance of this service or the clearance of drafts, but the Portfolio reserves the right to charge a service fee for drafts returned for insufficient funds. As a service to shareholders, the Portfolio may automatically transfer the dollar amount necessary to cover drafts you have written on the Portfolio to your account from any other of your identically registered accounts in Calvert money market funds or Calvert Insured Plus. The Portfolio may charge a fee for this service.
         Drafts presented to the Custodian for payment which would require the redemption of shares purchased by check or electronic funds transfer within the previous 10 business days will not be honored.
         When a payable through draft ("check") is presented for payment, a sufficient number of full and fractional shares from the shareholder's account to cover the amount of the draft will be redeemed at the net asset value next determined. If there are insufficient shares in the shareholder's account, the draft will be returned.

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                           DIVIDENDS AND DISTRIBUTIONS
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         The Money Market and California Money Market Portfolios declare daily and pay monthly dividends of their daily net income to shareholders of record as of the close of business each business day, thus allowing daily compounding of dividends. The Limited-Term Portfolio declares and pays monthly dividends of its net income to shareholders of record as of the close of business on each designated monthly record date. Dividends and distributions paid by each Portfolio may differ among the classes. Net investment income consists of the interest income earned on investments (adjusted for amortization of original issue discounts or premiums or market premiums), less estimated expenses. Capital gains, if any, are normally paid once a year and will be automatically reinvested at net asset value in additional shares. Dividends and any distributions are automatically reinvested in additional shares of the Fund, unless you elect to have the dividends of $10 or more paid in cash (by check or by Calvert Money Controller). You may also request to have your dividends and distributions from the Portfolio invested in shares of any other Calvert Fund, subject to the applicable sales charge for that Fund or Portfolio.
         Purchasers of shares of the Money Market and California Money Market Portfolio will begin receiving dividends upon the date federal funds are received by the Fund. Shareholders redeeming shares by telephone electronic funds transfer or written request will receive dividends through the date that the redemption request is received; Money Market and California Money Market Portfolio shareholders redeeming shares by draft will receive dividends up to the date such draft is presented to the Portfolio for payment.

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                                   TAX MATTERS
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         The Portfolios intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code. If for any reason one of the Portfolios should fail to qualify, it would be taxed as a corporation at the fund level, rather than passing through its income and gains to shareholders.
         Distributions of realized net capital gains, if any, are normally paid once a year; however, the Portfolios do not intend to make any such distributions unless available capital loss carryovers, if any, have been used or have expired. The capital loss carryforward as of December 31, 2000, for the Money Market Portfolio was $28,441, California Money Market Portfolio was $106,593, and Limited-Term Portfolio was $371,279.
         The Portfolio's dividends of net investment income constitute exempt-interest dividends on which shareholders are not generally subject to federal income tax; in addition, to the extent income dividends paid by the California Money Market Portfolio are derived from earnings attributable to obligations of California and its political subdivisions, they will also be exempt from State and local personal income tax in California. Dividends attributable to interest on certain private activity bonds must be included in federal alternative minimum taxable income for the purpose of determining liability (if any) for individuals and for corporations. Each Portfolio's dividends derived from taxable interest and distributions of net short-term capital gains, whether taken in cash or reinvested in additional shares, are taxable to shareholders as ordinary income and do not qualify for the dividends received deduction for corporations.
         A shareholder may also be subject to state and local taxes on dividends and distributions from the Portfolios. The Portfolio will notify shareholders annually about the federal tax status of dividends and distributions paid by the Portfolio and the amount of dividends withheld, if any, during the previous year.
         The Code provides that interest on indebtedness incurred or continued in order to purchase or carry shares of a regulated investment company which distributes exempt-interest dividends during the year is not deductible. Furthermore, entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds should consult their tax advisors before purchasing shares of the Portfolio. "Substantial user" is generally defined as including a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of private activity bonds.
         The Portfolio is required to withhold 31% of any long-term capital gain dividends and 31% of each redemption transaction occurring in the Limited-Term Portfolio if: (a) the shareholder's social security number or other taxpayer identification number ("TIN") is not provided or an obviously incorrect TIN is provided; (b) the shareholder does not certify under penalties of perjury that the TIN provided is the shareholder's correct TIN and that the shareholder is not subject to backup withholding under section 3406(a)(1)(C) of the Code because of underreporting (however, failure to provide certification as to the application of section 3406(a)(1)(C) will result only in backup withholding on capital gain dividends, not on redemptions); or (c) the Portfolio is notified by the Internal Revenue Service that the TIN provided by the shareholder is incorrect or that there has been underreporting of interest or dividends by the shareholder. Affected shareholders will receive statements at least annually specifying the amount withheld.
         In addition, the Limited-Term Portfolio is required to report to the Internal Revenue Service the following information with respect to redemption transactions in the Portfolio: (a) the shareholder's name, address, account number and taxpayer identification number; (b) the dollar value of the redemptions; and (c) the Portfolio's identifying CUSIP number.
         Certain shareholders are, however, exempt from the backup withholding and broker reporting requirements. Exempt shareholders include: corporations; financial institutions; tax-exempt organizations; individual retirement plans; the U.S., a State, the District of Columbia, a U.S. possession, a foreign government, an international organization, or any political subdivision, agency, or instrumentality of any of the foregoing; U.S. registered commodities or securities dealers; real estate investment trusts; registered investment companies; bank common trust funds; certain charitable trusts; and foreign central banks of issue. Non-resident aliens also are generally not subject to either requirement but, along with certain foreign partnerships and foreign corporations, may instead be subject to withholding under section 1441 of the Code. Shareholders claiming exemption from backup withholding and broker reporting should call or write the Fund for further information.

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                               VALUATION OF SHARES
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Money Market  and California Money Market Portfolios
         The Money Market and California Money Market Portfolios' assets are normally valued at their amortized cost, which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the instrument.

Limited-Term Portfolio
         As of the most recent calculation on February 28, 2001, Limited-Term Portfolio's net asset value per share has fluctuated less than 1% per year on average since its inception in April 1981. Its assets are valued, utilizing the average bid dealer market quotation as furnished by an independent pricing service. Securities and other assets for which market quotations are not readily available are valued based on the current market for similar securities or assets, as determined in good faith by the Fund's Advisor under the supervision of the Board of Trustees.
         Each Portfolio determines the net asset value of its shares every business day at the close of the regular session of the New York Stock Exchange (generally, 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. The Portfolios do not determine net asset value on certain national holidays or other days on which the New York Stock Exchange is closed:
New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Net Asset Value and Offering Price Per Share, 12/31/00

Money Market Portfolio
         Class O ($1,253,986,971/1,254,032,624 shares)                 $1.00
                                                                       =====
         Institutional Class ($300,392,873/300,397,509 shares)         $1.00
                                                                       =====
         Class T ($42,313,104/42,312,635 shares)                       $1.00
                                                                       =====

California Money Market Portfolio
         ($397,099,956/397,180,155 shares)                             $1.00
                                                                       =====

Limited-Term Portfolio
         Net asset value per share
         ($463,464,641/43,470,473 shares)                              $10.66
         Maximum sales charge
         (1.00% of offering price)                                        .11
                                                                          ---
         Offering price per share                                      $10.77
                                                                       ======

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                      CALCULATION OF YIELD AND TOTAL RETURN
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Money Market  and California Money Market Portfolio
         From time to time the Money Market and California Money Market Portfolios advertise their "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. Yield is calculated separately by class. The "yield" of the Money Market and California Money Market Portfolios refers to the income generated by an investment in the Portfolio over a particular base period of time. The length and closing date of the base period will be stated in the advertisement. If the base period is less than one year, the yield is then "annualized." That is, the net change, exclusive of capital changes, in the value of a share during the base period is divided by the net asset value per share at the beginning of the period, and the result is multiplied by 365 and divided by the number of days in the base period. Capital changes excluded from the calculation of yield are: (1) realized gains and losses from the sale of securities, and (2) unrealized appreciation and depreciation. The Money Market Portfolio's "effective yield" for a seven-day period is its annualized compounded yield during the period calculated according to the following formula:

               Effective yield = (base period return + 1)365/7 - 1
         These Portfolios also may advertise, from time to time, "tax equivalent yield." The tax equivalent yield is the yield an investor would be required to obtain from taxable investments to equal the Portfolio's yield, all or a portion of which may be exempt from federal income taxes. The tax equivalent yield is computed by taking the portion of the Portfolio's effective yield exempt from regular federal income tax and multiplying the exempt yield by a factor based upon a stated income tax rate, then adding the portion of the yield that is not exempt from regular federal income tax. The factor which is used to calculate the tax equivalent yield is the reciprocal of the difference between 1 and the applicable income tax rate, which will be stated in the advertisement.

For the seven day period ended December 31, 2000:


                      Simple        Effective  Tax-equivalent     Tax-equivalent
                      Yield         Yield      (39.6% Bracket)    (36% Bracket)
                      -----         -----       -------------      -----------
Money Market Class O     4.30%         4.39%           7.27%               6.86%
Money Market Institutional Class
                         4.64%         4.75%           7.86%               7.42%
Money Market Class T     4.11%         4.19%           6.94%               6.55%
California Money Market  3.67%         3.74%           6.19%               5.84%

Limited-Term Portfolio
         From time to time, the Limited-Term Portfolio advertises its "total return." Total return is calculated separately for each class. Total return is historical in nature and is not intended to indicate future performance. Total return will be quoted for the most recent one-year period, five-year period and period from inception of the Portfolio's offering of shares. Total return quotations for periods in excess of one year represent the average annual total return for the period included in the particular quotation. Total return is a computation of the Portfolio's dividend yield, plus or minus realized or unrealized capital appreciation or depreciation, less fees and expenses. All total return quotations reflect the deduction of the Portfolio's maximum sales charge, except quotations of "return without maximum load" which do not deduct the sales charge and "actual return," which reflect deduction of the sales charge only for those periods when a sales charge was actually imposed. Thus, in the formula below, for return without maximum load, P = the entire $1,000 hypothetical initial investment and does not reflect the deduction of any sales charge; for actual return, P = a hypothetical initial payment of $1,000. Note:
"Total Return" as quoted in the Financial Highlights section of the Fund's Prospectus and Annual Report to Shareholders, per SEC instructions, does not reflect deduction of the sales charge, and corresponds to "return without maximum load" or "at NAV" as referred to herein. Return without maximum load should be considered only by investors, such as participants in certain pension plans, to whom the sales charge does not apply, or for purposes of comparison only with comparable figures which also do not reflect sales charges, such as Lipper averages. Total return is computed according to the following formula:

                               P(1 + T)/n/ = ERV
where P = a hypothetical initial payment of $1,000; T = total return; n = number of years; and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of such periods (or portions thereof, if applicable).

         Returns for the periods indicated (ended 12/31/00) are as follows:

                                       With Max. Load        W/O Max. Load
                                       --------------        -------------
         One Year                           3.46%                 4.53%
         Five Years                         3.64%                 3.85%
         Ten Years                          4.16%                 4.27%

         The Limited-Term Portfolio also advertises, from time to time, its "yield" and "tax equivalent yield." As with total return, both yield figures are historical and are not intended to indicate future performance.
         Unlike the yield quotations for the Money Market Portfolio, "yield" quotations for the Limited-Term Portfolio refer to the aggregate imputed yield-to-maturity of each of the Portfolio's investments based on the market value as of the last day of a given thirty-day or one-month period less accrued expenses (net of reimbursement), divided by the average daily number of outstanding shares entitled to receive dividends times the maximum offering price on the last day of the period (so that the effect of the sales charge is included in the calculation), compounded on a "bond equivalent," or semi-annual, basis. The Limited-Term Portfolio's yield is computed according to the following formula:

                          Yield = 2[(a-b/cd)+1)6 - 1]
         where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period. Using this calculation, the Limited-Term Portfolio's yield for the 30-day period ended December 31, 2000 was 4.44%.
         The tax equivalent yield is the yield an investor would be required to obtain from taxable investments to equal the Limited-Term Portfolio's yield, all or a portion of which may be exempt from federal income taxes. The tax equivalent yield is computed for each class by taking the portion of the yield exempt from regular federal income tax and multiplying the exempt yield by a factor based upon a stated income tax rate, then adding the portion of the yield that is not exempt from regular federal income tax. The factor which is used to calculate the tax equivalent yield is the reciprocal of the difference between 1 and the applicable income tax rate, which will be stated in the advertisement. For the thirty-day period ended December 31, 2000, the Portfolio's tax equivalent yield was 6.94% for an investor in the 36% federal income tax bracket, and 7.35% for an investor in the 39.6% federal income tax bracket.

--------------------------------------------------------------------------------
                                   ADVERTISING
--------------------------------------------------------------------------------

         The Fund or its affiliates may provide information such as, but not limited to, the economy, investment climate, investment principles, sociological conditions and political ambiance. Discussion may include hypothetical scenarios or lists of relevant factors designed to aid the investor in determining whether the Fund is compatible with the investor's goals. The Fund may list portfolio holdings or give examples or securities that may have been considered for inclusion in the Portfolio, whether held or not.
         The Fund or its affiliates may supply comparative performance data and rankings from independent sources such as Donoghue's Money Fund Report, Bank Rate Monitor, Money, Forbes, Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Wiesenberger Investment Companies Service, Russell 2000/Small Stock Index, Mutual Fund Values Morningstar Ratings, Mutual Fund Forecaster, Barron's, The Wall Street Journal, and Schabacker Investment Management, Inc. Such averages generally do not reflect any front- or back-end sales charges that may be charged by Funds in that grouping. The Fund may also cite to any source, whether in print or on-line, such as Bloomberg, in order to acknowledge origin of information. The Fund may compare itself or its portfolio holdings to other investments, whether or not issued or regulated by the securities industry, including, but not limited to, certificates of deposit and Treasury notes. The Fund, its Advisor, and its affiliates reserve the right to update performance rankings as new rankings become available.
         Calvert Group is the nation's leading family of socially responsible mutual funds, both in terms of socially responsible mutual fund assets under management, and number of socially responsible mutual fund portfolios offered (source: Social Investment Forum, December 31, 2000). Calvert Group was also the first to offer a family of socially responsible mutual fund portfolios.

--------------------------------------------------------------------------------
                              TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

     The Fund's Board of Trustees/Directors supervises the Fund's activities and reviews its contracts with companies that provide it with services.
     RICHARD L. BAIRD, JR., Trustee/Director. Mr. Baird is Executive Vice President for the Family Health Council, Inc. in Pittsburgh, Pennsylvania, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services. Mr. Baird is a Trustee/Director of each of the investment companies in the Calvert Group of Funds, except for Calvert Variable Series, Inc., Calvert Impact Fund, Inc. and Calvert World Values Fund, Inc. DOB: 05/09/48.
     Frank H. Blatz, Jr., Esq., Trustee/Director. Mr. Blatz is an attorney in private practice in Fanwood, NJ. From 1996 to 1999 he was a partner in the law firm of Snevily, Ely, Williams, Gurrieri & Blatz and prior to that a partner with Abrams, Blatz, Gran, Hendricks & Reina, P.A. Mr. Blatz is a Trustee/Director of The Calvert Fund, Calvert Cash Reserves, First Variable Rate Fund, Calvert Tax-Free Reserves, Calvert Municipal Fund, Inc. and Calvert Variable Series, Inc. DOB: 10/29/35.
     CHARLES E. DIEHL, Trustee/Director. Mr. Diehl is a self-employed consultant and is Vice President and Treasurer Emeritus of the George Washington University. He has retired from University Support Services, Inc. of Herndon, Virginia. Formerly, he was a Director of Acacia Mutual Life Insurance Company. Mr. Diehl is a Trustee/Director of The Calvert Fund, Calvert Cash Reserves, First Variable Rate Fund, Calvert Tax-Free Reserves, Calvert Municipal Fund, Inc. and Calvert Variable Series, Inc. DOB: 10/13/22.
     DOUGLAS E. FELDMAN, M.D., Trustee/Director. Dr. Feldman is managing partner of Feldman Otolaryngology, Head and Neck Surgery in Washington, D.C. A graduate of Harvard Medical School, he is Associate Professor of Otolaryngology, Head and Neck Surgery at Georgetown University and George Washington University Medical School, and past Chairman of the Department of Otolaryngology, Head and Neck Surgery at the Washington Hospital Center. He is included in The Best Doctors in America. Dr. Feldman is a Trustee/Director of The Calvert Fund, Calvert Cash Reserves, First Variable Rate Fund, and Calvert Tax-Free Reserves, and Calvert
Municipal  Fund,  Inc.  DOB:  05/23/48.
     PETER W. GAVIAN, CFA, ASA, Trustee/Director. Since 1976 Mr. Gavian has been President of Corporate Finance of Washington, Inc., an investment banking firm. He is a Chartered Financial Analyst and an Accredited senior appraiser (business evaluation). Mr. Gavian is also a Trustee/Director of The Calvert Fund, Calvert Cash Reserves, First Variable Rate Fund, Calvert Tax-Free Reserves, and Calvert Municipal Fund, Inc. DOB: 12/08/32.
     JOHN G. GUFFEY, JR., Trustee/Director. Mr. Guffey is Treasurer and Director of Calvert Ventures, LLC (formerly, Silby, Guffey, and Co., Inc.) a venture capital firm, and a director of Ariel Funds and Groupserve, Inc. Mr. Guffey also serves on all Calvert Fund Boards except Calvert Variable Series and Calvert Impact Fund, Inc. DOB: 05/15/48.
     Mr. Guffey has been advised that the Securities and Exchange Commission ("SEC") has entered an order against him relating to his former service as a director of Community Bankers Mutual Fund, Inc. This fund is not connected with any Calvert Fund or the Calvert Group and ceased operations in September, 1994. Mr. Guffey consented to the entry of the order without admitting or denying the findings in the order. The order contains findings that (1) the Community Bankers Mutual Fund's prospectus and statement of additional information were materially false and misleading because they misstated or failed to state material facts concerning the pricing of fund shares and the percentage of illiquid securities in the fund's portfolio and that Mr. Guffey, as a member of the fund's board, should have known of these misstatements and therefore violated the Securities Act of 1933; (2) the price of the fund's shares sold to the public was not based on the current net asset value of the shares, in violation of the Investment Company Act of 1940 (the "Investment Company Act"); and (3) the board of the fund, including Mr. Guffey, violated the Investment Company Act by directing the filing of a materially false registration statement. The order directed Mr. Guffey to cease and desist from committing or causing future violations and to pay a civil penalty of $5,000. The SEC placed no restrictions on Mr. Guffey's continuing to serve as a Trustee or Director of mutual funds.
     *BARBARA J. KRUMSIEK, President and Trustee/Director. Ms. Krumsiek serves as President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. and as an officer and Trustee/Director of each of its subsidiaries. She is a Trustee/Director of each of the investment companies in the Calvert Group of Funds. Prior to joining Calvert Group in 1997, Ms. Krumsiek served as a Managing Director of Alliance Fund Distributors, Inc. DOB: 08/09/52.
     M. CHARITO KRUVANT, Trustee/Director. Ms. Kruvant is President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development. Ms. Kruvant is a Trustee/Director of The Calvert Fund, Calvert Cash Reserves, First Variable Rate Fund, Calvert Tax-Free Reserves, Calvert Municipal Fund, Inc., Calvert Variable Series, Inc. and Acacia Federal Savings Bank. DOB: 12/08/45.
     ARTHUR J. PUGH, Trustee/Director. Mr. Pugh is a Trustee/Director of The Calvert Fund, Calvert Cash Reserves, First Variable Rate Fund, Calvert Tax-Free Reserves, Calvert Municipal Fund, Inc. and Calvert Variable Series, Inc., and Acacia Federal Savings Bank. DOB: 09/24/37.
     *DAVID R. ROCHAT, Senior Vice President and Trustee/Director. Mr. Rochat is Executive Vice President of Calvert Asset Management Company, Inc. and Director and President of Chelsea Securities, Inc. He is the Senior Vice President and Trustee/Director of The Calvert Fund, Calvert Cash Reserves, First Variable
Rate  Fund,  Calvert  Tax-Free  Reserves,  and Calvert Municipal Fund, Inc. DOB:
10/07/37.
     *D. WAYNE SILBY, Esq., Trustee/Director. Mr. Silby is President of Calvert Social Investment Fund. Mr. Silby is also Executive Chairman of Group Serve, Inc., an internet company focused on community building collaborative tools. Mr. Silby is a Trustee/Director of all Calvert Group Funds except Calvert Variable Series, Inc. He is also an officer and director of Calvert Ventures, LLC, and a director of Ameritas Acacia Mutual Life Insurance Company. DOB: 7/20/48.
     RENO J. MARTINI, Senior Vice President. Mr. Martini is a director and Senior Vice President of Calvert Group, Ltd., and Senior Vice President and Chief Investment Officer of Calvert Asset Management Company, Inc. Mr. Martini is also a director and President of Calvert-Sloan Advisers, L.L.C. DOB: 1/13/50.
     RONALD M. WOLFSHEIMER, CPA, Treasurer. Mr. Wolfsheimer is Senior Vice President and Chief Financial Officer of Calvert Group, Ltd. and its subsidiaries and an officer of each of the other investment companies in the Calvert Group of Funds. Mr. Wolfsheimer is Vice President and Treasurer of Calvert-Sloan Advisers, L.L.C., and a director of Calvert Distributors, Inc.
DOB:  07/24/47.
     WILLIAM M. TARTIKOFF, Esq., Vice President and Secretary. Mr. Tartikoff is an officer of each of the investment companies in the Calvert Group of Funds, and is Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd., and each of its subsidiaries. Mr. Tartikoff is also Vice President and Secretary of Calvert-Sloan Advisers, L.L.C., a director of Calvert Distributors, Inc., and is an officer of Acacia National Life Insurance Company. DOB:
08/12/47.
     DANIEL K. HAYES, Vice President. Mr. Hayes is Vice President of Calvert Asset Management Company, Inc., and is an officer of each of the other investment companies in the Calvert Group of Funds. DOB: 09/09/50.
     SUSAN WALKER BENDER, Esq., Assistant Secretary. Ms. Bender is Associate General Counsel of Calvert Group, Ltd. and an officer of each of its subsidiaries and Calvert-Sloan Advisers, L.L.C. She is also an officer of each of the other investment companies in the Calvert Group of Funds.
DOB:  01/29/59.
     IVY WAFFORD DUKE, Esq., Assistant Secretary. Ms. Duke is Associate General Counsel of Calvert Group, Ltd. Prior to joining Calvert Group in 1996, Ms. Duke had been an Associate in the Investment Management Group of the Business and Finance Department at Drinker Biddle & Reath since 1993. DOB: 09/07/68.
     VICTOR FRYE, Esq., Assistant Secretary and Compliance Officer. Mr. Frye is Counsel and Compliance Officer of Calvert Group, Ltd. Prior to joining Calvert Group in 1999, Mr. Frye had been Counsel and Manager of the Compliance Department at The Advisors Group since 1986 DOB: 10/15/58.
     JENNIFER STREAKS, Esq., Assistant Secretary. Ms. Streaks is Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert Group in 1999, Ms. Streaks had been a Regulatory Analyst in the Market Regulation Department of the National Association of Securities Dealers since 1997. Prior to this, Ms. Streaks had been a law clerk to the Honorable Maurice Foley at the U.S. Tax Court for the year since graduating from Howard University School of Law, where she was a student 1993-1996.
DOB:  08/02/71.
     MICHAEL V. YUHAS JR., CPA, Controller of Funds. Mr. Yuhas is the Director of Fund Administration of Calvert Group, Ltd., and an officer of each of the other investment companies in the Calvert Group of Funds. DOB: 08/04/61.
     HUI PING HO, CPA. Ms. Hui Ping Ho is the Assistant Treasurer of both Calvert Group, Ltd. and the Funds. DOB: 07/06/68
     The address of directors and officers, unless otherwise noted, is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Trustees/Directors and officers of the Fund as a group own less than 1% of the Fund's outstanding shares. Trustees/Directors marked with an *, above, are "interested persons" of the Fund, under the Investment Company Act of 1940.
     The Audit Committee of the Board is composed of Messrs. Baird, Blatz, Feldman, Guffey and Pugh and Ms. Kruvant. The Board's Investment Policy
Committee  is  composed  of  Messrs.  Diehl,  Gavian,  Rochat  and Silby and Ms.
Krumsiek.
     Trustees/Directors of the Fund not affiliated with the Fund's Advisor may elect to defer receipt of all or a percentage of their fees and invest them in any fund in the Calvert Family of Funds through the Deferred Compensation Plan (shown as "Pension or Retirement Benefits Accrued as part of Fund Expenses," below). Deferral of the fees is designed to maintain the parties in the same position as if the fees were paid on a current basis.


Trustee/Directors Compensation Table
Fiscal Year 2000


                                             (unaudited numbers)
                    Aggregate        Pension or           Total Compensation
                    Compensation     Retirement Benefits  from
                    from Registrant  Accrued as           Registrant and Fund
                    for Service      part of              Complex paid to


                   as Trustee/Directors   of Registrant      Trustee/Directors**
                                          Expenses*
Calvert Tax-Free Reserves
Richard L. Baird, Jr.       $23,880            $0                       $41,350
Frank H. Blatz, Jr.         $0                $23,880                   $48,500
Charles E. Diehl            $23,880           $0                        $48,500
Douglas E. Feldman          $23,880           $0                        $37,000
Peter W. Gavian             $23,880           $0                        $37,000
John G. Guffey, Jr.         $11,704           $11,704                   $58,166
M. Charito Kruvant          $8,776            $13,165                   $44,000
Arthur J. Pugh              $23,880           $0                        $48,500
D. Wayne Silby              $22,937           $0                        $65,930

* Certain trustees have chosen to defer their compensation. As of December 31, 2000, total deferred compensation from the Fund complex, including dividends and capital appreciation for the trustees shown was: Blatz, $158,391; Diehl, $783,842; Gavian, $195,502; Guffey, $39,292; Kruvant, $88,057; and Pugh,
$120,337.

** The Fund Complex had eleven (11) registered investment companies at December 31, 2000.

--------------------------------------------------------------------------------
                               INVESTMENT ADVISOR
--------------------------------------------------------------------------------

     The Fund's Investment Advisor is Calvert Asset Management Company, Inc., 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, a subsidiary of Calvert Group, Ltd., which is a subsidiary of Ameritas Acacia Mutual Holding Company of Lincoln, Nebraska.
     The Advisor manages the investment and reinvestment of the Fund's assets, subject to the direction and control of the Fund's Board of Trustees. For its services, the Advisor receives an annual fee of:
     i) with respect to the Money Market Portfolio, 0.25% of the first $500 million of such Portfolio's average daily net assets, 0.20% of the next $500 million of such assets, and 0.15% of all such assets over $1 billion; and
     ii) with respect to the Limited-Term Portfolio, 0.60% of the first $500 million of the Portfolio's average daily net assets, 0.50% of the next $500 million of such assets, and 0.40% of all such assets over $1 billion.
     iii) with respect to the California Money Market Portfolio, 0.50% of the first $500 million of the Portfolio's average daily net assets, 0.45% of the next $500 million of such assets, and 0.40% of all such assets over $1 billion.
     The advisory fee is payable monthly. The Advisor reserves the right (i) to waive all or a part of its fee and (ii) to compensate, at its expense, broker-dealers in consideration of their promotional and administrative services.
     The Advisor provides the Fund with investment advice and research, pays the salaries and fees of all Trustees and executive officers of the Fund who are employees of the Advisor or its affiliates, and pays certain Fund advertising and promotional expenses. The Fund pays all other administrative and operating expenses, including: custodial fees; shareholder servicing, dividend disbursing and transfer agency fees; administrative service fees; federal and state securities registration fees; insurance premiums; trade association dues; interest, taxes and other business fees; legal and audit fees; and brokerage commissions and other costs associated with the purchase and sale of portfolio securities.
     The Advisor may voluntarily reimburse the Portfolios for expenses. The advisory fees paid by the Portfolios to the Advisor and, if applicable any reimbursement from the Advisor to the Portfolio for the past 3 fiscal years were:


                                      1998                    1999          2000
                                      ----                    ----          ----
Money Market                        $3,109,517          $3,241,132    $3,066,859
California Money Market             $1,866,734/$84,515  $2,175,707    $2,008,811
Limited-Term                        $3,048,758          $3,285,530    $2,879,285

     For Portfolios with multiple classes, investment advisory fees are allocated as a Portfolio level expense based on net assets.

--------------------------------------------------------------------------------
                          ADMINISTRATIVE SERVICES AGENT
--------------------------------------------------------------------------------

     Calvert Administrative Services Company ("CASC"), a wholly-owned subsidiary of Calvert Group, Ltd., has been retained by the Fund to provide certain administrative services necessary to the conduct of the Fund's affairs. The Money Market Class O, Institutional Class, and Class T pay annual rates of 0.26%, 0.05%, and 0.26% respectively, based on average daily net assets. Limited-Term and California Money Market Portfolios (together with the other CTFR portfolios excluding Money Market Portfolio) pay an aggregate annual fee of $80,000, allocated among the CTFR portfolios (excluding Money Market) based on average daily net assets. The administrative service fees paid by the Portfolios to Calvert Administrative Services Company for the past 3 fiscal years were:


                                            1998              1999      2000
                                            ----           ----         ----
Money Market Class O                     $3,644,196      $3,487,416   $3,272,817
Money Market Institutional Class         $85,699         $149,269     $122,808
Money Market Class T                     N/A             $54,349      $104,471
California Money Market                  $30,080         $31,685      $32,831

Limited-Term                             $41,317        $40,553        $39,215

     Administrative service fees are allocated as a class-level expense, again based on net assets.

--------------------------------------------------------------------------------
                    TRANSFER AND SHAREHOLDER SERVICING AGENTS
--------------------------------------------------------------------------------

     National Financial Data Services, Inc. ("NFDS"), 330 W. 9th Street, Kansas City, Missouri 64105, a subsidiary of State Street Bank & Trust, has been retained by the Fund to act as transfer agent and dividend disbursing agent. These responsibilities include: responding to certain shareholder inquiries and instructions, crediting and debiting shareholder accounts for purchases and redemptions of Fund shares and confirming such transactions, and daily updating of shareholder accounts to reflect declaration and payment of dividends.
     Calvert Shareholder Services, Inc. ("CSSI"), 4550 Montgomery Avenue, Bethesda, Maryland 20814, a subsidiary of Calvert Group, Ltd., has been retained by the Fund to act as shareholder servicing agent. Shareholder servicing responsibilities include responding to shareholder inquiries and instructions concerning their accounts, entering any telephoned purchases or redemptions into the NFDS system, maintenance of broker-dealer data, and preparing and distributing statements to shareholders regarding their accounts.
     For these services, NFDS and CSSI receive a fee based on the number of shareholder accounts and shareholder transactions, per Portfolio.

--------------------------------------------------------------------------------
                     INDEPENDENT ACCOUNTANTS AND CUSTODIANS
--------------------------------------------------------------------------------

     Arthur Andersen LLP has been selected by the Board of Directors to serve as independent accountants for fiscal year 2001. State Street Bank & Trust Company, N.A., 225 Franklin Street, Boston, MA 02110, serves as custodian of the Fund's investments. Allfirst Financial, Inc., 25 South Charles Street, Baltimore, Maryland 21203 also serves as custodian of certain of the Fund's cash assets. The custodians have no part in deciding the Fund's investment policies or the choice of securities that are to be purchased or sold for the Portfolio.

--------------------------------------------------------------------------------
                             METHOD OF DISTRIBUTION
--------------------------------------------------------------------------------

     The Portfolios have entered into a principal underwriting agreement with Calvert Distributors Inc. ("CDI"), 4550 Montgomery Avenue, Bethesda, Maryland 20814. CDI is an affiliate of the Fund's Advisor. Pursuant to the agreement, CDI serves as distributor and principal underwriter for the Portfolios. CDI markets and distributes the Funds' shares and is responsible for preparing advertising and sales literature, and printing and mailing prospectuses to prospective investors.
     Pursuant to Rule 12b-1 under the 1940 Act, Class T of the Money Market Portfolio has adopted a Distribution Plan (the "Plan") which permits it to pay certain expenses associated with the distribution and servicing of its shares. Such expenses may not exceed, on an annual basis, 0.25% of the average daily net assets of Class T.
     The Distribution Plan was approved by the Board of Trustees, including the Trustees who are not "interested persons" of the Fund (as that term is defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan. The selection and nomination of the Trustees who are not interested persons is committed to the discretion of such disinterested Trustees. In establishing the Plan, the Trustees considered various factors including the amount of the distribution expenses. The Trustees determined that there is a reasonable likelihood that the Plan will benefit Class T and its shareholders, including economies of scale at higher asset levels, better investment opportunities and more flexibility in managing a growing portfolio.
     The Plan may be terminated by vote of a majority of the non-interested Trustees who have no direct or indirect financial interest in the Plan, or by vote of a majority of the outstanding shares of the affected class or Portfolio. Any change in the Plan that would materially increase the cost to the affected Class of Portfolio requires approval of the shareholders of that class; otherwise, the Plan may be amended by the Trustees, including a majority of the non-interested Trustees as described above. The Plan will continue in effect for successive one-year terms provided that such continuance is specifically approved by (i) the vote of a majority of the Trustees who are not parties to the Plan or interested persons of any such party and who have no direct or indirect financial interest in the Plan, and
(ii) the vote of a majority of the entire Board of Trustees.
         Apart from the Plan, the Advisor and CDI, at their own expense, may incur costs and pay expenses associated with the distribution of shares of the Portfolios. For the fiscal year ended December 31, 2000, they paid broker/dealers from their own resources a total of $1,290,091 for distribution expenses for all funds in the Calvert Group. The Advisor and/or CDI has agreed to pay certain firms compensation based on sales of Fund shares or on assets held in those Firm's accounts for their marketing and distribution of the Fund shares, above the usual sales charges and services fees. This list may be changed from time to time. As of December 31, 2000, the Advisor and/or CDI had special arrangements with the following firms: Fidelity, Morgan Stanley Dean Witter, Prudential Securities, Salomon Smith Barney, American Express Financial Advisors, Merrill Lynch, PaineWebber and The Advisors Group.
         CDI makes a continuous offering of the Fund's securities on a "best efforts" basis. Under the terms of the agreement, CDI is entitled to receive a distribution fee and a service fee from the Class based on the average daily net assets of the Class. These fees are paid pursuant to the Fund's Distribution Plan. For the fiscal year ended December 31, 2000, the Money Market's Portfolio Class T Distribution Plan expenses were spent for the following purposes:

CTFR Money Market Portfolio
Class T

Compensation to broker-dealers                          $100,453
Compensation to sales personnel                               --
Advertising                                                   --
Printing and mailing of prospectuses                          --
   to other than current shareholders                         --
Compensation to underwriters                                  --
Interest, financing charges                                   --
Other                                                         --
-------------------------------------                   --------
Total paid to CDI                                       $100,453

         CDI also receives any front-end sales charges or CDSC paid on Limited-Term Portfolio Class A shares, and compensates broker-dealer firms for sales of shares at a maximum commission rate of 1.00%.
         The aggregate amount of sales charges (gross underwriting commission) and the net amount retained by CDI (i.e., net of reallowance and finder's fees) for the last 3 three fiscal years were as follows:


                         1998                 1999                    2000
                      Gross/Net             Gross/Net               Gross/Net
                      ---------             ---------               ---------
Limited-Term      $81,552/(129,017)     $133,454/(98,447)       $39,387/(14,692)

         Fund Trustees and certain other affiliated persons of the Fund are exempt from the sales charge since the distribution costs are minimal to person already familiar with the Fund. Other groups (e.g., group retirement plans) are exempt due to economies of scale in distribution. See Exhibit A to the Prospectus.

--------------------------------------------------------------------------------
                             PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

         Portfolio transactions are undertaken on the basis of their desirability from an investment standpoint. The Advisor makes investment decisions and the choice of brokers and dealers under the direction and supervision of the Board of Trustees.
         Broker-dealers who execute portfolio transactions on behalf of the Portfolios are selected on the basis of their execution capability and trading expertise considering, among other factors, the overall reasonableness of the brokerage commissions, current market conditions, size and timing of the order, difficulty of execution, per share price, market familiarity, reliability, integrity, and financial condition, subject to the Advisor's obligation to seek best execution. The Advisor may also consider sales of Portfolio shares as a factor in the selection of brokers.

         For the last three fiscal years total brokerage commissions paid are as follows:

                                        1998          1999             2000
                                        ----          ----             ----
Money Market                            $0            $0               $0
California Money Market                 $0            $0               $0
Limited-Term                            $0            $0               $0

         The Portfolio did not pay any brokerage commissions to affiliated person during the last three fiscal years.
         While the Advisor selects brokers primarily on the basis of best execution, in some cases it may direct transactions to brokers based on the quality and amount of the research and research-related services which the brokers provide to it.
         These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolios strategy; providing computer software used in security analyses; providing portfolio performance evaluation and technical market analyses; and providing other services relevant to the investment decision making process. Other such services are designed primarily to assist the Advisor in monitoring the investment activities of the Portfolio. Such services include portfolio attribution systems, return-based style analysis, and trade-execution analysis. The Advisor may also direct selling concessions and/or discounts in fixed-price offerings for research services.
         If, in the judgement of the Advisor, the Portfolios or other accounts managed by it will be benefited by supplemental research services, it is authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. It is the policy of the Advisor that such research services will be used for the benefit of the Portfolios as well as other Calvert Funds and managed accounts.

The Portfolio turnover rates for the last two fiscal years are as follows:

                                            1999                         2000
                                            ----                         ----

Money Market                                N/A                          N/A
California Money Market                     N/A                          N/A
Limited-Term                                78%                          82%

--------------------------------------------------------------------------------
                        PERSONAL SECURITIES TRANSACTIONS
--------------------------------------------------------------------------------

         The Fund, its Advisor, and principal underwriter have adopted a Code of Ethics pursuant to Rule 17j-1 of the Investment Company Act of 1940. The Code of Ethics is designed to protect the public from abusive trading practices and to maintain ethical standards for access person as defined in the rule when dealing with the public. The Code of Ethics permits the Fund's investment personnel to invest in securities that may be purchased or held by the Fund. The Code of Ethics contains certain conditions such as preclearance and restrictions on use of material information.

--------------------------------------------------------------------------------
                               GENERAL INFORMATION
--------------------------------------------------------------------------------

         The Fund is an open-end management investment company, organized as a Massachusetts business trust on October 20, 1980. The Money Market, California Money Market and Limited-Term portfolios are diversified. The other series of the Fund include the Long-Term Portfolio and Vermont Municipal Portfolio. The Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund. The shareholders of a Massachusetts business trust might, however, under certain circumstances, be held personally liable as partners for its obligations. The Declaration of Trust provides for indemnification and reimbursement of expenses out of Fund assets for any shareholder held personally liable for obligations of the Fund. The Declaration of Trust provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the

Fund and satisfy any judgment thereon. The Declaration of Trust further provides that the Fund may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Fund, its shareholders, Trustees, officers, employees, and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Fund itself is unable to meet its obligations.
         Each share of each series represents an equal proportionate interest in that series with each other share and is entitled to such dividends and distributions out of the income belonging to such series as declared by the Board. The Money Market Portfolio offers Class O (offered in the Calvert Tax-Free Reserves Money Market Prospectus), the Institutional Class (offered in a separate prospectus), and Class T (offered in a separate prospectus).
         Each class represents interests in the same portfolio of investments but, as further described in the prospectus, each class is subject to differing sales charges and expenses, which differences will result in differing net asset values and distributions. Upon any liquidation of the Fund, shareholders of each class are entitled to share pro rata in the net assets belonging to that series available for distribution.
         The Fund is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes such as electing Trustees, changing fundamental policies, or approving a management contract. As a shareholder, you receive one vote for each share you own, except that matters affecting classes differently, such as Distribution Plans, will be voted on separately by the affected class(es).

--------------------------------------------------------------------------------
               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
--------------------------------------------------------------------------------

         As of April 19, 2001 the following shareholders owned 5% or more of the outstanding voting securities of the class of the Fund as shown:

         Name and Address                                         % of Ownership

         Calvert Tax-Free Reserves Limited Term Portfolio

         Allan G Lozier                                           8.56%
         ATTN: Barb Molck
         Treasury  Dept.
         6336 Pershing Dr.
         Omaha, NE 68110-1100

         RE Holding                                               6.13%
         C/O Sinclair Oil Corp.
         ATTN: Charles Barlow
         P.O. Box 30825
         Salt Lake City, UT 84130-0825

         Calvert Tax-Free Reserves California Money Market Fund

         Bruce Walkup & Betty Walkup TR                           16.17%
         Personal Acct.
         650 California St. Ste 2600
         San Francisco, CA 94108-2607

--------------------------------------------------------------------------------
                                    APPENDIX
--------------------------------------------------------------------------------

Municipal Obligations
         Municipal obligations are debt obligations issued by states, cities, municipalities, and their agencies to obtain funds for various public purposes. Such purposes include the construction of a wide range of public facilities, the refunding of outstanding obligations, the obtaining of funds for general operating expenses, and the lending of funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds for many types of local, privately operated facilities. Such debt instruments are considered municipal obligations if the interest paid on them is exempt from federal income tax in the opinion of bond counsel to the issuer. Although the interest paid on the proceeds from private activity bonds used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities may be exempt from federal income tax, current federal tax law places substantial limitations on the size of such issues.
         Municipal obligations are generally classified as either "general obligation" or "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, but not from the general taxing power. Tax-exempt industrial development bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. There are, of course, variations in the security of municipal obligations, both within a particular classification and among classifications.
         Municipal obligations are generally traded on the basis of a quoted yield to maturity, and the price of the security is adjusted so that relative to the stated rate of interest it will return the quoted rate to the purchaser.
         Short-term and limited-term municipal obligations include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes, and Discount Notes. The maturities of these instruments at the time of issue generally will range between three months and one year. Pre-Refunded Bonds with longer nominal maturities that are due to be retired with the proceeds of an escrowed subsequent issue at a date within one year and three years of the time of acquisition are also considered short-term and limited-term municipal obligations.

Municipal Bond and Note Ratings
Description of Moody's Investors Service, Inc.'s ratings of state and municipal notes:
         Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk.
         MIG 1: Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.
         MIG2: Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.
         MIG3: Notes bearing this designation are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.
         MIG4: Notes bearing this designation are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative. Description of Moody's Investors Service Inc.'s/Standard & Poor's municipal bond ratings:
         Aaa/AAA: Best quality. These bonds carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. This rating indicates an extremely strong capacity to pay principal and interest.
         Aa/AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make long-term risks appear somewhat larger than in Aaa securities.
         A/A: Upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which make the bond somewhat more susceptible to the adverse effects of circumstances and economic conditions.
         Baa/BBB: Medium grade obligations; adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.
         Ba/BB, B/B, Caa/CCC, Ca/CC: Debt rated in these categories is regarded as predominantly speculative with respect to capacity to pay interest and repay principal. There may be some large uncertainties and major risk exposure to adverse conditions. The higher the degree of speculation, the lower the rating.
         C/C: This rating is only for no-interest income bonds.
         D: Debt in default; payment of interest and/or principal is in arrears.

The Fund may also rely on ratings by any other NRSRO, such as Fitch International Rating Agency or Thompson's Bankwatch.

                                LETTER OF INTENT

----------------------
Date

Calvert Distributors, Inc.
4550 Montgomery Avenue
Bethesda, MD 20814

Ladies and Gentlemen:

         By signing this Letter of Intent, or affirmatively marking the Letter of Intent option on my Fund Account Application Form, I agree to be bound by the terms and conditions applicable to Letters of Intent appearing in the Prospectus and the Statement of Additional Information for the Fund and the provisions described below as they may be amended from time to time by the Fund. Such amendments will apply automatically to existing Letters of Intent.

         I intend to invest in the shares of:_____________________ (Fund or Portfolio name) during the thirteen (13) month period from the date of my first purchase pursuant to this Letter (which cannot be more than ninety (90) days prior to the date of this Letter or my Fund Account Application Form, whichever is applicable), an aggregate amount (excluding any reinvestments of distributions) of at least fifty thousand dollars ($50,000) which, together with my current holdings of the Fund (at public offering price on date of this Letter or my Fund Account Application Form, whichever is applicable), will equal or exceed the amount checked below:

         __ $50,000 __ $100,000 __ $250,000 __ $500,000 __ $1,000,000

         Subject to the conditions specified below, including the terms of escrow, to which I hereby agree, each purchase occurring after the date of this Letter will be made at the public offering price applicable to a single transaction of the dollar amount specified above, as described in the Fund's prospectus. "Fund" in this Letter of Intent shall refer to the Fund or Portfolio, as the case may be. No portion of the sales charge imposed on purchases made prior to the date of this Letter will be refunded.

         I am making no commitment to purchase shares, but if my purchases within thirteen months from the date of my first purchase do not aggregate the minimum amount specified above, I will pay the increased amount of sales charges prescribed in the terms of escrow described below. I understand that 4.75% of the minimum dollar amount specified above will be held in escrow in the form of shares (computed to the nearest full share). These shares will be held subject to the terms of escrow described below.

         From the initial purchase (or subsequent purchases if necessary), 4.75% of the dollar amount specified in this Letter shall be held in escrow in shares of the Fund by the Fund's transfer agent. For example, if the minimum amount specified under the Letter is $50,000, the escrow shall be shares valued in the amount of $2,375 (computed at the public offering price adjusted for a $50,000 purchase). All dividends and any capital gains distribution on the escrowed shares will be credited to my account.

         If the total minimum investment specified under the Letter is completed within a thirteen month period, escrowed shares will be promptly released to me. However, shares disposed of prior to completion of the purchase requirement under the Letter will be deducted from the amount required to complete the investment commitment.

         Upon expiration of this Letter, the total purchases pursuant to the Letter are less than the amount specified in the Letter as the intended aggregate purchases, Calvert Distributors, Inc. ("CDI") will bill me for an amount equal to the difference between the lower load I paid and the dollar amount of sales charges which I would have paid if the total amount purchased had been made at a single time. If not paid by the investor within 20 days, CDI will debit the difference from my account. Full shares, if any, remaining in escrow after the aforementioned adjustment will be released and, upon request, remitted to me.

         I irrevocably constitute and appoint CDI as my attorney-in-fact, with full power of substitution, to surrender for redemption any or all escrowed shares on the books of the Fund. This power of attorney is coupled with an interest.

         The commission allowed by CDI to the broker-dealer named herein shall be at the rate applicable to the minimum amount of my specified intended purchases.

         The Letter may be revised upward by me at any time during the thirteen-month period, and such a revision will be treated as a new Letter, except that the thirteen-month period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases.

         In determining the total amount of purchases made hereunder, shares disposed of prior to termination of this Letter will be deducted. My broker-dealer shall refer to this Letter of Intent in placing any future purchase orders for me while this Letter is in effect.


-----------------------------------
Dealer

-----------------------------------
Name of Investor(s)

By
  ---------------------------------
         Authorized Signer

-----------------------------------
Address

-----------------------------------
Signature of Investor(s)

-----------------------------------
Date

-----------------------------------
Signature of Investor(s)

-----------------------------------
Date

                            CALVERT TAX-FREE RESERVES
                               Long-Term Portfolio
                           Vermont Municipal Portfolio

                          CALVERT MUNICIPAL FUND, INC.
                  Calvert National Municipal Intermediate Fund
                 Calvert California Municipal Intermediate Fund
                4550 Montgomery Avenue, Bethesda, Maryland 20814

                       Statement of Additional Information
                                 April 30, 2001

================================================================================
    New Account      (800) 368-2748         Shareholder
    Information:     (301) 951-4820         Services:          (800) 368-2745
--------------------------------------------------------------------------------
    Broker           (800) 368-2746         TDD for the Hearing-
    Services:        (301) 951-4850         Impaired:          (800) 541-1524
================================================================================

         This Statement of Additional Information is not a prospectus. Investors should read the Statement of Additional Information in conjunction with the appropriate Portfolio or Fund Prospectus, dated April 30, 2001 (collectively, the Portfolios and Funds are referred to as "Portfolios"). Each Portfolio's audited financial statement, included in its most recent Annual Report to Shareholders, is expressly incorporated by reference, and made a part of this SAI. The prospectus and the most recent shareholder report may be obtained free of charge by writing the Portfolio at the above address or calling the Portfolio, or by visiting our website at www.calvert.com.


        ---------------------------------------------------------------
                               TABLE OF CONTENTS
        ---------------------------------------------------------------

        Investment Policies and Risks                                 2
        Investment Restrictions                                      10
        Purchases and Redemptions of Shares                          10
        Dividends, Distributions and Tax Matters                     11
        Valuation of Shares                                          12
        Calculation of Yield and Total Return                        13
        Advertising                                                  15
        Trustees/Directors and Officers                              15
        Investment Advisor                                           19
        Administrative Services Agent                                20
        Transfer and Shareholder Servicing Agents                    20
        Independent Accountants and Custodians                       21
        Method of Distribution                                       21
        Portfolio Transactions                                       23
        Personal Securities Transactions                             24
        General Information                                          24
        Control Persons and Principal Holders of Securities          25
        Appendix                                                     27
        ---------------------------------------------------------------

--------------------------------------------------------------------------------
                          INVESTMENT POLICIES AND RISKS
--------------------------------------------------------------------------------

         A complete explanation of municipal obligations and municipal bond and note ratings is set forth in the Appendix.

Variable Rate Obligations and Demand Notes
         The Portfolios may invest in variable rate obligations. Variable rate obligations have a yield that is adjusted periodically based on changes in the level of prevailing interest rates. Floating rate obligations have an interest rate fixed to a known lending rate, such as the prime rate, and are automatically adjusted when the known rate changes. Variable rate obligations lessen the capital fluctuations usually inherent in fixed income investments. This diminishes the risk of capital depreciation of investment securities in a Portfolio and, consequently, of Portfolio shares. However, if interest rates decline, the yield of the invested Portfolio will decline, causing the Portfolio and its shareholders to forego the opportunity for capital appreciation of the Portfolio's investments and of their shares.
         The Portfolios may invest in floating rate and variable rate demand notes. Demand notes provide that the holder may demand payment of the note at its par value plus accrued interest by giving notice to the issuer. To ensure the ability of the issuer to make payment on demand, a bank letter of credit or other liquidity facility may support the note.
         The Board of Trustees/Directors has approved investments in floating and variable rate demand notes upon the following conditions: the Portfolio has right of demand, upon notice not to exceed thirty days, against the issuer to receive payment; the issuer will be able to make payment upon such demand, either from its own resources or through an unqualified commitment from a third party; and the rate of interest payable is calculated to ensure that the market value of such notes will approximate par value on the adjustment dates. The remaining maturity of such demand notes is deemed the period remaining until such time as the Portfolio can recover the principal through demand.

Municipal Leases
         The Portfolios may invest in municipal leases, or structured instruments where the underlying security is a municipal lease. A municipal lease is an obligation of a government or governmental authority, not subject to voter approval, used to finance capital projects or equipment acquisitions and payable through periodic rental payments. The Portfolios may purchase unrated leases. There are additional risks inherent in investing in this type of municipal security. Unlike municipal notes and bonds, where a municipality is obligated by law to make interest and principal payments when due, funding for lease payments needs to be appropriated each fiscal year in the budget. It is possible that a municipality will not appropriate funds for lease payments. The Advisor considers risk of cancellation in its investment analysis. The Fund's Advisor, under the supervision of the Board of Trustees/Directors, is responsible for determining the credit quality of such leases on an ongoing basis, including an assessment of the likelihood that the lease will not be canceled. Certain municipal leases may be considered illiquid and subject to the Portfolio's limit on illiquid securities. The Board of Trustees/Directors has directed the Advisor to treat a municipal lease as a liquid security if it satisfies the following conditions: (A) such treatment must be consistent with the Portfolio's investment restrictions; (B) the Advisor should be able to conclude that the obligation will maintain its liquidity throughout the time it is held by the Portfolio, based on the following factors: (1) whether the lease may be terminated by the lessee; (2) the potential recovery, if any, from a sale of the leased property upon termination of the lease; (3) the lessee's general credit strength (e.g., its debt, administrative, economic and financial characteristics and prospects); (4) the likelihood that the lessee will discontinue appropriating funding for the leased property because the property is no longer deemed essential to its operations (e.g., the potential for an "event of nonappropriation"), and (5) any credit enhancement or legal recourse provided upon an event of nonappropriation or other termination of the lease; and (C) the Advisor should determine whether the obligation can be disposed of within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued it for purposes of calculating the Portfolio's net asset value, taking into account the following factors: (1) the frequency of trades and quotes; (2) the volatility of quotations and trade prices; (3) the number of dealers willing to purchase or sell the security and the number of potential purchasers; (4) dealer undertakings to make a market in the security;
(5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer); (6) the rating of the security and the financial condition and prospects of the issuer; and (7) other factors relevant to the Portfolio's ability to dispose of the security.

Obligations with Puts Attached
         The Portfolios may purchase securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when it can acquire at the same time the right to sell the securities back to the seller at an agreed upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "put." Unconditional puts are readily exercisable in the event of a default in payment of principal or interest on the underlying securities.

Temporary Investments
         From time to time for liquidity purposes or pending the investment of the proceeds of the sale of Portfolio shares, the Portfolios may invest in and derive up to 20% of their income from taxable obligations of the U.S. Government, its agencies and instrumentalities. Interest earned from such taxable investments will be taxable to investors as ordinary income unless the investors are otherwise exempt form taxation.
         The Portfolio intends to minimize taxable income through investment, when possible, in short-term tax-exempt securities. To minimize taxable income, the Portfolio may also hold cash which is not earning income.

Repurchase Agreements
         The Portfolios may purchase debt securities subject to repurchase agreements, which are arrangements under which the Portfolio buys a security, and the seller simultaneously agrees to repurchase the security at a specified time and price reflecting a market rate of interest. The Portfolios engage in repurchase agreements in order to earn a higher rate of return than they could earn simply by investing in the obligation which is the subject of the repurchase agreement. Repurchase agreements are not, however, without risk. In the event of the bankruptcy of a seller during the term of a repurchase agreement, a legal question exists as to whether the Portfolio would be deemed the owner of the underlying security or would be deemed only to have a security interest in and lien upon such security. The Portfolios will only engage in repurchase agreements with recognized securities dealers and banks determined to present minimal credit risk by the Advisor. In addition, the Portfolio will only engage in repurchase agreements reasonably designed to secure fully during the term of the agreement the seller's obligation to repurchase the underlying security and will monitor the market value of the underlying security during the term of the agreement. If the value of the underlying security declines and is not at least equal to the repurchase price due the Portfolio pursuant to the agreement, the Portfolio will require the seller to pledge additional securities or cash to secure the seller's obligations pursuant to the agreement. If the seller defaults on its obligation to repurchase and the value of the underlying security declines, the Portfolio may incur a loss and may incur expenses in selling the underlying security. Repurchase agreements are always for periods of less than one year. Repurchase agreements not terminable within seven days are considered illiquid.

Reverse Repurchase Agreements
         The Portfolios may also engage in reverse repurchase agreements. Under a reverse repurchase agreement, the Portfolio sells securities to a bank or securities dealer and agrees to repurchase those securities from such party at an agreed upon date and price reflecting a market rate of interest. The Portfolio invests the proceeds from each reverse repurchase agreement in obligations in which it is authorized to invest. The Portfolio intends to enter into a reverse repurchase agreement only when the interest income provided for in the obligation in which the Portfolio invests the proceeds is expected to exceed the amount the Portfolio will pay in interest to the other party to the agreement plus all costs associated with the transactions. The Portfolio does not intend to borrow for leverage purposes. The Portfolio will only be permitted to pledge assets to the extent necessary to secure borrowings and reverse repurchase agreements.
         During the time a reverse repurchase agreement is outstanding, the Portfolio will maintain in a segregated account an amount of cash, US Government securities or other liquid, high-quality debt securities equal in value to the repurchase price. The Portfolio will mark to market the value of assets held in the segregated account, and will place additional assets in the account whenever the total value of the account falls below the amount required under applicable regulations.
         The Portfolio's use of reverse repurchase agreements involves the risk that the other party to the agreements could become subject to bankruptcy or liquidation proceedings during the period the agreements are outstanding. In such event, the Portfolio may not be able to repurchase the securities it has sold to that other party. Under those circumstances, if at the expiration of the agreement such securities are of greater value than the proceeds obtained by the Portfolio under the agreements, the Portfolio may have been better off had it not entered into the agreement. However, the Portfolio will enter into reverse repurchase agreements only with banks and dealers which the Advisor believes present minimal credit risks under guidelines adopted by the Portfolio's Board of Trustees/Directors. In addition, the Portfolio bears the risk that the market value of the securities it sold may decline below the agreed-upon repurchase price, in which case the dealer may request the Portfolio to post additional collateral.

When-Issued Purchases
         New issues of municipal obligations are offered on a when-issued basis; that is, delivery and payment for the securities normally take place 15 to 45 days after the date of the transaction. The payment obligation and the yield that will be received on the securities are each fixed at the time the buyer enters into the commitment. The Portfolios will only make commitments to purchase these securities with the intention of actually acquiring them, but may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy.
         Securities purchased on a when-issued basis and the securities held in a Portfolio are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and changes in the level of interest rates (which will generally result in both changing in value in the same way, i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, if in order to achieve higher interest income, the Portfolio remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of the Portfolio's assets may vary.
         When the time comes to pay for when-issued securities, the Portfolio will meet its obligations from then available cash flow, sale of securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or less than the Portfolio's payment obligation). Sale of securities to meet such obligations carries with it a greater potential for the realization of capital losses and capital gains which are not exempt from federal income tax. When issued securities do not earn income until they have in fact been issued.
         When the Portfolio purchases a when-issued security, it will maintain an amount of cash, cash equivalents (for example, commercial paper and daily tender adjustable notes) or short-term high-grade fixed income securities in a segregated account so that the amount so segregated equals the market value of the when-issued purchase, thereby ensuring the transaction is unleveraged.

Non-Investment Grade Debt Securities
         Non-investment grade debt securities are lower quality debt securities (generally those rated BB or lower by S&P or Ba or lower by Moody's, known as "junk bonds." These securities have moderate to poor protection of principal and interest payments and have speculative characteristics. See Appendix for a description of the ratings. The Portfolio considers a security to be investment grade if it has received an investment grade rating from at least one nationally recognized statistical rating organization (NRSRO), or is an unrated security of comparable quality. Currently, there are four NRSROs.) These securities involve greater risk of default or price declines due to changes in the issuer's creditworthiness than investment-grade debt securities. Because the market for lower-rated securities may be thinner and less active than for higher-rated securities, there may be market price volatility for these securities and limited liquidity in the resale market. Market prices for these securities may decline significantly in periods of general economic difficulty or rising interest rates. Unrated debt securities may fall into the lower quality category. Unrated securities usually are not attractive to as many buyers as rated securities are, which may make them less marketable.
         The quality limitation set forth in the Portfolio's investment policy is determined immediately after the Portfolio's acquisition of a given security. Accordingly, any later change in ratings will not be considered when determining whether an investment complies with the Portfolio's investment policy.
         When purchasing non-investment grade debt securities, rated or unrated, the Advisor prepares its own careful credit analysis to attempt to identify those issuers whose financial condition is adequate to meet future obligations or is expected to be adequate in the future. Through portfolio diversification and credit analysis, investment risk can be reduced, although there can be no assurance that losses will not occur.

Derivatives
         The Portfolios can use various techniques to increase or decrease their exposure to changing security prices, interest rates, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts and leveraged notes, entering into swap agreements, and purchasing indexed securities. The Portfolio can use these practices either as substitution or as protection against an adverse move in the Portfolio to adjust the risk and return characteristics of the Portfolio. If the Advisor judges market conditions incorrectly or employs a strategy that does not correlate well with a Portfolio's investments, or if the counterparty to the transaction does not perform as promised, these techniques could result in a loss. These techniques may increase the volatility of a Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Derivatives are often illiquid.

Options and Futures Contracts
         The Portfolios may, in pursuit of its respective investment objectives, purchase put and call options and engage in the writing of covered call options and secured put options on securities and employ a variety of other investment techniques such as interest rate futures contracts, and options on such futures, as described more fully below.
         The Portfolios may engage in such transactions only to hedge the existing positions in the Portfolio. They will not engage in such transactions for the purposes of speculation or leverage. Such investment policies and techniques may involve a greater degree of risk than those inherent in more conservative investment approaches.
         The Portfolios may write "covered options" on securities in standard contracts traded on national securities exchanges. The Portfolio may write such options in order to receive the premiums from options that expire and to seek net gains from closing purchase transactions with respect to such options.

Put and Call Options. The Portfolios may purchase put and call options, in standard contracts traded on national securities exchanges. The Portfolio will purchase such options only to hedge against changes in the value of securities the Portfolio hold and not for the purposes of speculation or leverage. By buying a put, a Portfolio has the right to sell the security at the exercise price, thus limiting its risk of loss through a decline in the market value of the security until the put expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and any profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs.
         The Portfolio may purchase call options on securities which it may intend to purchase or as an interest rate hedge. Such transactions may be entered into in order to limit the risk of a substantial increase in the market price of the security which the Portfolio intends to purchase or in the level of market interest rates. Prior to its expiration, a call option may be sold in a closing sale transaction. Any profit or loss from such a sale will depend on whether the amount received is more or less than the premium paid for the call option plus the related transaction costs.

Covered Options. The Portfolio may write only covered options on securities in standard contracts traded on national securities exchanges. This means that, in the case of call options, so long as a Portfolio is obligated as the writer of a call option, that Portfolio will own the underlying security subject to the option and, in the case of put options, that Portfolio will, through its custodian, deposit and maintain either cash or securities with a market value equal to or greater than the exercise price of the option.
         When a Portfolio writes a covered call option, the Portfolio gives the purchaser the right to purchase the security at the call option price at any time during the life of the option. As the writer of the option, the Portfolio receives a premium, less a commission, and in exchange foregoes the opportunity to profit from any increase in the market value of the security exceeding the call option price. The premium serves to mitigate the effect of any depreciation in the market value of the security. Writing covered call options can increase the income of the Portfolio and thus reduce declines in the net asset value per share of the Portfolio if securities covered by such options decline in value. Exercise of a call option by the purchaser however will cause the Portfolio to forego future appreciation of the securities covered by the option.

         When a Portfolio writes a covered put option, it will gain a profit in the amount of the premium, less a commission, so long as the price of the underlying security remains above the exercise price. However, the Portfolio remains obligated to purchase the underlying security from the buyer of the put option (usually in the event the price of the security falls below the exercise price) at any time during the option period. If the price of the underlying security falls below the exercise price, the Portfolio may realize a loss in the amount of the difference between the exercise price and the sale price of the security, less the premium received.
         The Portfolio may purchase securities which may be covered with call options solely on the basis of considerations consistent with the investment objectives and policies of the Portfolio. The Portfolio's turnover may increase through the exercise of a call option; this will generally occur if the market value of a "covered" security increases and the portfolio has not entered into a closing purchase transaction.
         Risks Related to Options Transactions. The Portfolio can close out its respective positions in exchange-traded options only on an exchange which provides a secondary market in such options. Although the Portfolio intends to acquire and write only such exchange-traded options for which an active secondary market appears to exist, there can be no assurance that such a market will exist for any particular option contract at any particular time. This might prevent the Portfolio from closing an options position, which could impair the Portfolio's ability to hedge effectively. The inability to close out a call position may have an adverse effect on liquidity because the Portfolio may be required to hold the securities underlying the option until the option expires or is exercised.

Transactions in Futures Contracts
         The Portfolios may engage in the purchase and sale of futures contracts on an index of municipal bonds or on U.S. Treasury securities, or options on such futures contracts, for hedging purposes only. The Portfolio may sell such futures contracts in anticipation of a decline in the cost of municipal bonds it holds or may purchase such futures contracts in anticipation of an increase in the value of municipal bonds the Portfolio intends to acquire. The Portfolio also is authorized to purchase and sell other financial futures contracts which in the opinion of the Investment Advisor provide an appropriate hedge for some or all of the Portfolio's securities.
         Because of low initial margin deposits made upon the opening of a futures position, futures transactions involve substantial leverage. As a result, relatively small movements in the price of the futures contract can result in substantial unrealized gains or losses. Because the Portfolio will engage in the purchase and sale of financial futures contracts solely for hedging purposes, however, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset in whole or in part by increases in the value of securities held by the Portfolio or decreases in the price of securities the Portfolio intends to acquire.
         Municipal bond index futures contracts commenced trading in June 1985, and it is possible that trading in such futures contracts will be less liquid than that in other futures contracts. The trading of futures contracts and options thereon is subject to certain market risks, such as trading halts, suspensions, exchange or clearing house equipment failures, government intervention or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions.
         The liquidity of a secondary market in futures contracts may be further adversely affected by "daily price fluctuation limits" established by contract markets, which limit the amount of fluctuation in the price of a futures contract or option thereon during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open positions. Prices of existing contracts have in the past moved the daily limit on a number of consecutive trading days. The Portfolio will enter into a futures position only if, in the judgment of the Investment Advisor, there appears to be an actively traded secondary market for such futures contracts.
         The successful use of transactions in futures contracts and options thereon depends on the ability of the Investment Advisor to correctly forecast the direction and extent of price movements of these instruments, as well as price movements of the securities held by the Portfolio within a given time frame. To the extent these prices remain stable during the period in which a futures or option contract is held by the Portfolio, or move in a direction opposite to that anticipated, the Portfolio may realize a loss on the hedging transaction which is not fully or partially offset by an increase in the value of the Portfolio's securities. As a result, the Portfolio's total return for such period may be less than if it had not engaged in the hedging transaction.

Description of Financial Futures Contracts
         Futures Contracts. A futures contract obligates the seller of a contract to deliver and the purchaser of a contract to take delivery of the type of financial instrument called for in the contract or, in some instances, to make a cash settlement, at a specified future time for a specified price. Although the terms of a contract call for actual delivery or acceptance of securities, or for a cash settlement, in most cases the contracts are closed out before the delivery date without the delivery or acceptance taking place. The Portfolio intends to close out its futures contracts prior to the delivery date of such contracts.
         The Portfolios may sell futures contracts in anticipation of a decline in the value of its investments in municipal bonds. The loss associated with any such decline could be reduced without employing futures as a hedge by selling long-term securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of brokerage commissions and dealer spreads and will typically reduce the Portfolio's average yields as a result of the shortening of maturities.
         The purchase or sale of a futures contract differs from the purchase or sale of a security, in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the Portfolio's futures commission merchant and the relevant contract market, which varies but is generally about 5% or less of the contract amount, must be deposited with the broker. This amount is known as "initial margin," and represents a "good faith" deposit assuring the performance of both the purchaser and the seller under the futures contract. Subsequent payments to and from the broker, known as "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates, making the long or short positions in the futures contract more or less valuable, a process known as "marking to the market." Prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a commission is paid on each completed purchase and sale transaction.
         The sale of financial futures contracts provides an alternative means of hedging the Portfolio against declines in the value of its investments in municipal bonds. As such values decline, the value of the Portfolio's position in the futures contracts will tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Portfolio's fixed income investments which are being hedged. While the Portfolio will incur commission expenses in establishing and closing out futures positions, commissions on futures transactions may be significantly lower than transaction costs incurred in the purchase and sale of fixed income securities. In addition, the ability of the Portfolio to trade in the standardized contracts available in the futures market may offer a more effective hedging strategy than a program to reduce the average maturing of portfolio securities, due to the unique and varied credit and technical characteristics of the municipal debt instruments available to the Portfolio. Employing futures as a hedge may also permit the Portfolio to assume a hedging posture without reducing the yield on its investments, beyond any amounts required to engage in futures trading.
         The Portfolios may engage in the purchase and sale of futures contracts on an index of municipal securities. These instruments provide for the purchase or sale of a hypothetical portfolio of municipal bonds at a fixed price in a stated delivery month. Unlike most other futures contracts, however, a municipal bond index futures contract does not require actual delivery of securities but results in a cash settlement based upon the difference in value of the index between the time the contract was entered into and the time it is liquidated.
         The municipal bond index underlying the futures contracts traded by the Portfolio is The Bond Buyer Municipal Bond Index, developed by The Bond Buyer and the Chicago Board of Trade ("CBT"), the contract market on which the futures contracts are traded. As currently structured, the index is comprised of 40 tax-exempt term municipal revenue and general obligation bonds. Each bond included in the index must be rated either A- or higher by Standard & Poor's or A or higher by Moody's Investors Service and must have a remaining maturity of 19 years or more. Twice a month new issues satisfying the eligibility requirements are added to, and an equal number of old issues will be deleted from, the index. The value of the index is computed daily according to a formula based upon the price of each bond in the index, as evaluated by four dealer-to-dealers brokers.
         The Portfolio may also purchase and sell futures contracts on U.S. Treasury bills, notes and bonds for the same types of hedging purposes. Such futures contracts provide for delivery of the underlying security at a specified future time for a fixed price, and the value of the futures contract therefore generally fluctuates with movements in interest rates.
         The municipal bond index futures contract, futures contracts on U.S. Treasury securities and options on such futures contracts are traded on the CBT, which, like other contract markets, assures the performance of the parties to each futures contract through a clearing corporation, a nonprofit organization managed by the exchange membership, which is also responsible for handling daily accounting of deposits or withdrawals of margin.
         The Portfolio may also purchase financial futures contracts when it is not fully invested in municipal bonds in anticipation of an increase in the cost of securities the Portfolio intends to purchase. As such securities are purchased, an equivalent amount of futures contracts will be closed out. In a substantial majority of these transactions, the Portfolio will purchase municipal bonds upon termination of the futures contracts. Due to changing market conditions and interest rate forecasts, however, a futures position may be terminated without a corresponding purchase of securities. Nevertheless, all purchases of futures contracts by the Portfolio will be subject to certain restrictions, described below.
         Options on Futures Contracts. An option on a futures contract provides the purchaser with the right, but not the obligation, to enter into a long position in the underlying futures contract (that is, purchase the futures contract), in the case of a "call" option, or a short position (sell the futures contract), in the case of a "put" option, for a fixed price up to a stated expiration date. The option is purchased for a non-refundable fee, known as the "premium." Upon exercise of the option, the contract market clearing house assigns each party to the option an opposite position in the underlying futures contract. In the event of exercise, therefore, the parties are subject to all of the risks of futures trading, such as payment of initial and variation margin. In addition, the seller, or "writer," of the option is subject to margin requirements on the option position. Options on futures contracts are traded on the same contract markets as the underlying futures contracts.
         The Portfolio may purchase options on futures contracts for the same types of hedging purposes described above in connection with futures contracts. For example, in order to protect against an anticipated decline in the value of securities it holds, the Portfolio could purchase put options on futures contracts, instead of selling the underlying futures contracts. Conversely, in order to protect against the adverse effects of anticipated increases in the costs of securities to be acquired, the Portfolio could purchase call options on futures contracts, instead of purchasing the underlying futures contracts. The Portfolio generally will sell options on futures contracts only to close out an existing position.
         The Portfolio will not engage in transactions in such instruments unless and until the Investment Advisor determines that market conditions and the circumstances of the Portfolio warrant such trading. To the extent the Portfolio engages in the purchase and sale of futures contracts or options thereon, it will do so only at a level which is reflective of the Investment Advisor's view of the hedging needs of the Portfolio, the liquidity of the market for futures contracts and the anticipated correlation between movements in the value of the futures or option contract and the value of securities held by the Portfolio.
         Restrictions on the Use of Futures Contracts and Options on Futures Contracts. Under regulations of the Commodity Futures Trading Commission ("CFTC"), the futures trading activities described herein will not result in the Portfolio being deemed to be a "commodity pool," as defined under such regulations, provided that certain trading restrictions are adhered to. In particular, CFTC regulations require that all futures and option positions entered into by the Portfolio qualify as bona fide hedge transactions, as defined under CFTC regulations, or, in the case of long positions, that the value of such positions not exceed an amount of segregated funds determined by reference to certain cash and securities positions maintained by the Portfolio and accrued profits on such positions. In addition, the Portfolio may not purchase or sell any such instruments if, immediately thereafter, the sum of the amount of initial margin deposits on the Portfolio's existing futures positions would exceed 5% of the market value of its net assets.
         When the Portfolio purchases a futures contract, it will maintain an amount of cash, cash equivalents (for example, commercial paper and daily tender adjustable notes) or short-term high-grade fixed income securities in a segregated account so that the amount so segregated plus the amount of initial and variation margin held in the account of its broker equals the market value of the futures contract, thereby ensuring the use of such futures is unleveraged.
         Risk Factors in Transactions in Futures Contracts. The particular municipal bonds comprising the index underlying the municipal bond index futures contract may vary from the bonds held by the Portfolio. In addition, the securities underlying futures contracts on U.S. Treasury securities will not be the same as securities held by the Portfolio. As a result, the Portfolio's ability effectively to hedge all or a portion of the value of its municipal bonds through the use of futures contracts will depend in part on the degree to which price movements in the index underlying the municipal bond index futures contract, or the U.S. Treasury securities underlying other futures contracts trade, correlate with price movements of the municipal bonds held by the Portfolio.
         For example, where prices of securities in the Portfolio do not move in the same direction or to the same extent as the values of the securities or index underlying a futures contract, the trading of such futures contracts may not effectively hedge the Portfolio's investments and may result in trading losses. The correlation may be affected by disparities in the average maturity, ratings, geographical mix or structure of the Portfolio's investments as compared to those comprising the index, and general economic or political factors. In addition, the correlation between movements in the value of the index underlying a futures contract may be subject to change over time, as additions to and deletions from the index alter its structure. In the case of futures contracts on U.S. Treasury securities and options thereon, the anticipated correlation of price movements between the U.S. Treasury securities underlying the futures or options and municipal bonds may be adversely affected by economic, political, legislative or other developments that have a disparate impact on the respective markets for such securities. In the event that the Investment Advisor determines to enter into transactions in financial futures contracts other than the municipal bond index futures contract or futures on U.S. Treasury securities, the risk of imperfect correlation between movements in the prices of such futures contracts and the prices of municipal bonds held by the Portfolio may be greater.
         The trading of futures contracts on an index also entails the risk of imperfect correlation between movements in the price of the futures contract and the value of the underlying index. The anticipated spread between the prices may be distorted due to differences in the nature of the markets, such as margin requirements, liquidity and the participation of speculators in the futures markets. The risk of imperfect correlation, however, generally diminishes as the delivery month specified in the futures contract approaches.
         Prior to exercise or expiration, a position in futures contracts or options thereon may be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market on the relevant contract market. The Portfolio will enter into a futures or option position only if there appears to be a liquid secondary market therefor, although there can be no assurance that such a liquid secondary market will exist for any particular contract at any specific time. Thus, it may not be possible to close out a position once it has been established. Under such circumstances, the Portfolio could be required to make continuing daily cash payments of variation margin in the event of adverse price movements. In such situation, if the Portfolio has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to perform under the terms of the futures or option contracts it holds. The inability to close out futures or options positions also could have an adverse impact on the Portfolio's ability effectively to hedge its portfolio.
         When the Portfolio purchases an option on a futures contract, its risk is limited to the amount of the premium, plus related transaction costs, although this entire amount may be lost. In addition, in order to profit from the purchase of an option on a futures contract, the Portfolio may be required to exercise the option and liquidate the underlying futures contract, subject to the availability of a liquid secondary market. The trading of options on futures contracts also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option, although the risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract or expiration date of the option approaches.
         "Trading Limits" or "Position Limits" may also be imposed on the maximum number of contracts which any person may hold at a given time. A contract market may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Investment Advisor does not believe that trading limits will have any adverse impact on the strategies for hedging the Portfolio's investments.
         Further, the trading of futures contracts is subject to the risk of the insolvency of a brokerage firm or clearing corporation, which could make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.
         In addition to the risks of imperfect correlation and lack of a liquid secondary market for such instruments, transactions in futures contracts involve risks related to leveraging and the potential for incorrect forecasts of the direction and extent of interest rate movements within a given time frame.

--------------------------------------------------------------------------------
                             INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

FUNDAMENTAL INVESTMENT RESTRICTIONS
         The Portfolios have adopted the following fundamental investment restrictions. These restrictions cannot be changed without the approval of the holders of a majority of the outstanding shares of the respective Portfolio. No Portfolio may:

(1) Make any investment inconsistent with its classification as a nondiversified investment company under the 1940 Act.
(2) Concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured thereby or domestic bank money market instruments).
(3) Issue senior securities or borrow money, except from banks for temporary or emergency purposes and then only in an amount up to 33 1/3% of the value of its total assets or as permitted by law and except by engaging in reverse repurchase agreements, where allowed. In order to secure any permitted borrowings and reverse repurchase agreements under this section, the Portfolios may pledge, mortgage or hypothecate its assets.
(4) Underwrite the securities of other issuers, except as allowed by law or to the extent that the purchase of municipal obligations in accordance with its investment objective and policies, either directly from the issuer, or from an underwriter for an issuer, may be deemed an underwriting.
(5) Invest directly in commodities or real estate, although it may invest in securities which are secured by real estate or real estate mortgages and securities of issuers which invest or deal in commodities, commodity futures, real estate or real estate mortgages.
(6) Make loans, other than through the purchase of money market instruments and repurchase agreements or by the purchase of bonds, debentures or other debt securities, or as permitted by law. The purchase of all or a portion of an issue of publicly or privately distributed debt obligations in accordance with its investment objective, policies and restrictions, shall not constitute the making of a loan.

NONFUNDAMENTAL INVESTMENT RESTRICTIONS
         The Board of Trustees/Directors has adopted the following nonfundamental investment restrictions. A nonfundamental investment restriction can be changed by the Board at any time without a shareholder vote.
(1) Each Portfolio may not purchase common stocks, preferred stocks, warrants, or other equity securities.
(2) Each Portfolio does not intend to make any purchases of securities if borrowing exceeds 5% of its total assets.
(3) Each Portfolio may not sell securities short, purchase securities on margin, or write or purchase put or call options, except as permitted in connection with transactions in futures contracts and options thereon. The Portfolio reserve the right to purchase securities with puts attached or with demand features.
(4) The Portfolios may not invest more than 35% of net assets in non-investment grade debt securities. The Portfolios do not intend to purchase more than 15% of non-investment grade debt securities.
(5) The Portfolios may not purchase illiquid securities if more than 15% of the value of the Portfolio's net assets would be invested in such securities.
(6) Long-Term only: Though nondiversified, the Portfolio does not intend to purchase more than 15% of assets in any one issuer.
(7) Each Portfolio may not purchase or sell a futures contract or an option thereon if immediately thereafter, the sum of the amount of initial margin deposits on futures and premiums on such options would exceed 5% of the Portfolio's total assets, based on net premium payments.
(8) Each Portfolio may not invest in puts or calls on a security, including straddles, spreads, or any combination, if the value of that option premium, when aggregated with the premiums on all other options on securities held by the Portfolio, exceeds 5% of the Portfolio's total assets.

--------------------------------------------------------------------------------
                       PURCHASES AND REDEMPTIONS OF SHARES
--------------------------------------------------------------------------------

         Share certificates will not be issued unless requested in writing by the investor. No charge will be made for share certificate requests. If share certificates have been issued, then the certificate must be delivered to the Fund's transfer agent with any redemption request. This could result in delays. If the certificates have been lost, the shareholder will have to pay to post an indemnity bond in case another person later presents the original certificates. No certificates will be issued for fractional shares.
         The Fund has filed a notice under rule 18f-1 with the Commission. The notice states that the Fund may honor redemptions that, during any 90-day period, exceed $250,000 or 1% of the net assets value of the Fund, whichever is less, by redemption-in-kind (distributions of a pro rata share of the portfolio securities, rather than cash.) See the prospectus for more details on purchases and redemptions.

--------------------------------------------------------------------------------
                    DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS
--------------------------------------------------------------------------------

         The Portfolios intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code. If for any reason a Portfolio should fail to qualify, it would be taxed as a corporation rather than passing through its income and gains to shareholders.
         The Portfolios declare and pay monthly dividends of net income to shareholders of record as of the close of business on each designated monthly record date. Net investment income consists of the interest income earned on investments (adjusted for amortization of original issue discounts or premiums or market premiums), less estimated expenses.
         Dividends are automatically reinvested at net asset value in additional shares. Capital gains, if any, are normally paid once a year and will be automatically reinvested at net asset value in additional shares, unless you choose otherwise. The Portfolios do not intend to make any such distributions unless available capital loss carryovers, if any, have been used or have expired. The capital loss carryforwards as of December 31, 2000 were as follows:

                                               2000
                                               ----
Long-Term                                   $1,095,959
Vermont                                     $39,661
National                                    $905,029
California                                  $618,228

         Shareholders may elect to have their dividends and distributions paid out monthly in cash. Shareholders may also request to have dividends and distributions from the Portfolio invested in shares of any other Calvert Fund without a sales charge.
         The Portfolio's dividends of net investment income constitute exempt-interest dividends on which shareholders are not generally subject to federal income tax; or for the state - specific Portfolios, to their respective state income tax. However, under the Act, dividends attributable to interest on certain private activity bonds must be included in federal alternative minimum taxable income for the purpose of determining liability (if any) for individuals and for corporations. The Portfolio's dividends derived from taxable interest and distributions of net short-term capital gains whether taken in cash or reinvested in additional shares, are taxable to shareholders as ordinary income and do not qualify for the dividends received deduction for corporations.
         A shareholder may also be subject to state and local taxes on dividends and distributions from the Portfolio. The Portfolio will notify shareholders annually about the federal tax status of dividends and distributions paid by the Portfolio and the amount of dividends withheld, if any, during the previous year.
         The Code provides that interest on indebtedness incurred or continued in order to purchase or carry shares of a regulated investment company which distributes exempt-interest dividends during the year is not deductible. Furthermore, entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds should consult their tax advisers before purchasing shares of the Portfolio. "Substantial user" is generally defined as including a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of private activity bonds.
         The Portfolio is required to withhold 31% of any long-term capital gain dividends and 31% of each redemption transaction occurring in the Portfolio if:
(a) the shareholder's social security number or other taxpayer identification number ("TIN") is not provided, or an obviously incorrect TIN is provided; (b) the shareholder does not certify under penalties of perjury that the TIN provided is the shareholder's correct TIN and that the shareholder is not subject to backup withholding under section 3406(a)(1)(C) of the Code because of underreporting (however, failure to provide certification as to the application of section 3406(a)(1)(C) will result only in backup withholding on capital gain dividends, not on redemptions); or (c) the Fund is notified by the Internal Revenue Service that the TIN provided by the shareholder is incorrect or that there has been underreporting of interest or dividends by the shareholder. Affected shareholders will receive statements at least annually specifying the amount withheld.
         In addition the Portfolio is required to report to the Internal Revenue Service the following information with respect to redemption transactions in the
Portfolio: (a) the shareholder's name, address, account number and taxpayer identification number; (b) the total dollar value of the redemptions; and (c) the Portfolio's identifying CUSIP number.
         Certain shareholders are, however, exempt from the backup withholding and broker reporting requirements. Exempt shareholders include: corporations; financial institutions; tax-exempt organizations; individual retirement plans; the U.S., a State, the District of Columbia, a U.S. possession, a foreign government, an international organization, or any political subdivision, agency or instrumentality of any of the foregoing U.S. registered commodities or securities dealers; real estate investment trusts; registered investment companies; bank common trust funds; certain charitable trusts; and foreign central banks of issue. Non-resident aliens also are generally not subject to either requirement but, along with certain foreign partnerships and foreign corporations, may instead be subject to withholding under section 1441 of the Code. Shareholders claiming exemption from backup withholding and broker reporting should call or write the Portfolio for further information.

--------------------------------------------------------------------------------
                              VALUATION OF SHARES
--------------------------------------------------------------------------------

         Each Portfolio's assets are normally valued utilizing the average bid dealer market quotation as furnished by an independent pricing service. Securities and other assets for which market quotations are not readily available are valued based on the current market for similar securities or assets, as determined in good faith by the Portfolio's Advisor under the supervision of the Board of Trustees/Directors. The Portfolio determines the net asset value of its shares every business day at the close of the regular session of the New York Stock Exchange (generally, 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. The Portfolio does not determine net asset value on certain national holidays or other days on which the New York Stock Exchange is closed: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Net Asset Value and Offering Price Per Share as of December 31, 2000:
Long-Term    Net asset value per share
             ($52,517,053/3,189,803 shares)                            $16.46
             Maximum sales charge
             (3.75% of offering price)                                    .64
             Offering price per share                                  $17.10
                                                                       ======

Vermont      Net asset value per share
             ($48,067,290/3,067,806 shares)                            $15.67
             Maximum sales charge
             (3.75% of offering price)                                    .61
             Offering price per share                                  $16.28
                                                                       ======

National
              Net asset value per share
              ($72,104,073/6,774,083 shares)                           $10.64
              Maximum sales charge
              (2.75% of offering price)                                   .30
              Offering price per share                                 $10.94
                                                                       ======

California
              Net asset value per share
              ($27,592,374/2,584,076 shares)                           $10.68
              Maximum sales charge
              (2.75% of offering price)                                   .30
              Offering price per share                                 $10.98
                                                                       ======

--------------------------------------------------------------------------------
                     CALCULATION OF YIELD AND TOTAL RETURN
--------------------------------------------------------------------------------

         From time to time, the Portfolios advertise their "total return." Total return is calculated separately for each class. Total return is historical in nature and is not intended to indicate future performance. Total return will be quoted for the most recent one-year period, five-year period and ten-year. Total return quotations for periods in excess of one year represent the average annual total return for the period included in the particular quotation. Total return is a computation of the Portfolio's dividend yield plus or minus realized or unrealized capital appreciation or depreciation, less fees and expenses. All total return quotations reflect the deduction of the Portfolio's maximum sales charge, except quotations of "return without maximum load," which do not deduct the sales charge, and "actual return," which reflect deduction of the sales charge only for those periods when a sales charge was actually imposed. Thus, in the formula below, for return without maximum load, P = the entire $1,000 hypothetical initial investment and does not reflect the deduction of any sales charge; for actual return, P = a hypothetical initial investment of $1,000 less any sales charge actually imposed at the beginning of the period for which the performance is being calculated. Note: "Total Return" as quoted in the Financial Highlights section of the Fund's Prospectus and

Annual Report to Shareholders, however, per SEC instructions, does not reflect deduction of the sales charge, and corresponds to "return without maximum load" or "at NAV" as referred to herein. Return without maximum load should be considered only by investors, such as participants in certain pension plans, to whom the sales charge does not apply, or for purposes of comparison only with comparable figures which also do not reflect sales charges, such as Lipper averages. Total return is computed according to the following formula:

                               P(1 +T)/n/ = ERV

where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of such periods (or portions thereof if applicable).

Returns for the periods indicated as of December 31, 2000 are as follows:

                                          With Max. Load       W/O Max. Load
                                          --------------       -------------
Long-Term
---------
One Year                                        8.66%              12.93%
Five Years                                      3.99%               4.78%
Ten Years                                       6.30%               6.71%

Vermont
-------
One Year                                        5.97%              10.09%
Five Years                                      3.56%               4.36%
From Inception                                  5.68%               6.09%
(4/01/91)

National
--------
One Year                                        6.74%               9.91%
Five Years                                      4.28%               4.86%
From Inception                                  5.35%               5.70%
(9/30/92)

California
----------
One Year                                        6.82%               9.88%
Five Years                                      4.20%               4.79%
From Inception                                  5.14%               5.48%
(5/29/92)

         The Portfolio also advertises, from time to time, its "yield" and "tax equivalent yield." As with total return, both yield figures are historical and are not intended to indicate future performance. "Yield" quotations for each class refer to the aggregate imputed yield-to-maturity of each of the Portfolio's investments based on the market value as of the last day of a given thirty-day or one-month period, less expenses (net of reimbursement), divided by the average daily number of outstanding shares entitled to receive dividends times the maximum offering price on the last day of the period (so that the effect of the sales charge is included in the calculation), compounded on a "bond equivalent," or semi-annual, basis. The Portfolio's yield is computed according to the following formula:

                          Yield = 2[(a-b/cd)+1)6 - 1]

where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.
         The tax equivalent yield is the yield an investor would be required to obtain from taxable investments to equal the Portfolio's yield, all or a portion of which may be exempt from federal income taxes. The tax equivalent yield is computed per class by taking the portion of the class' yield exempt from regular federal income tax and multiplying the exempt yield by a factor based upon a stated income tax rate, then adding the portion of the yield that is not exempt from regular federal income tax. The factor which is used to calculate the tax equivalent yield is the reciprocal of the difference between 1 and the applicable income tax rate, which will be stated in the advertisement. For the thirty-day period ended December 31, 2000, the yields were:


               SEC 30 -Day
                  Yield                 Tax-equivalent                   Tax-equivalent
                                            Yield                            Yield
                                 (assumes 36% federal bracket)       (assume 39.6%  bracket)
Long-Term         4.15%                    6.48%                            6.87%
Vermont           4.17%                    6.52%                            6.90%
National          4.11%                    6.42%                            6.80%
California        3.54%                    5.53%                            5.86%

--------------------------------------------------------------------------------
                                  ADVERTISING
--------------------------------------------------------------------------------

     The Fund or its affiliates may provide information such as, but not limited to, the economy, investment climate, investment principles, sociological conditions and political ambiance. Discussion may include hypothetical scenarios or lists of relevant factors designed to aid the investor in determining whether the Fund is compatible with the investor's goals. The Fund may list portfolio holdings or give examples or securities that may have been considered for inclusion in the Portfolio, whether held or not.
     The Fund or its affiliates may supply comparative performance data and rankings from independent sources such as Donoghue's Money Fund Report, Bank Rate Monitor, Money, Forbes, Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Wiesenberger Investment Companies Service, Russell 2000/Small Stock Index, Mutual Fund Values Morningstar Ratings, Mutual Fund Forecaster, Barron's, The Wall Street Journal, and Schabacker Investment Management, Inc. Such averages generally do not reflect any front- or back-end sales charges that may be charged by Funds in that grouping. The Fund may also cite to any source, whether in print or on-line, such as Bloomberg, in order to acknowledge origin of information. The Fund may compare itself or its portfolio holdings to other investments, whether or not issued or regulated by the securities industry, including, but not limited to, certificates of deposit and Treasury notes. The Fund, its Advisor, and its affiliates reserve the right to update performance rankings as new rankings become available.
     Calvert Group is the nation's leading family of socially responsible mutual funds, both in terms of socially responsible mutual fund assets under management, and number of socially responsible mutual fund portfolios offered (source: Social Investment Forum, December 31, 2000). Calvert Group was also the first to offer a family of socially responsible mutual fund portfolios.

--------------------------------------------------------------------------------
                        TRUSTEES/DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------
     The Fund's Board of Trustees/Directors supervises the Fund's activities and reviews its contracts with companies that provide it with services.

     RICHARD L. BAIRD, JR., Trustee/Director. Mr. Baird is Executive Vice President for the Family Health Council, Inc. in Pittsburgh, Pennsylvania, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services. Mr. Baird is a Trustee/Director of each of the investment companies in the Calvert Group of Funds, except for Calvert Variable Series, Inc., Calvert Impact Fund, Inc. and Calvert World Values Fund, Inc. DOB: 05/09/48.
     Frank H. Blatz, Jr., Esq., Trustee/Director. Mr. Blatz is an attorney in private practice in Fanwood, NJ. From 1996 to 1999 he was a partner in the law firm of Snevily, Ely, Williams, Gurrieri & Blatz and prior to that a partner with Abrams, Blatz, Gran, Hendricks & Reina, P.A. Mr. Blatz is a Trustee/Director of The Calvert Fund, Calvert Cash Reserves, First Variable Rate Fund, Calvert Tax-Free Reserves, Calvert Municipal Fund, Inc. and Calvert Variable Series, Inc. DOB: 10/29/35.
     CHARLES E. DIEHL, Trustee/Director. Mr. Diehl is a self-employed consultant and is Vice President and Treasurer Emeritus of the George Washington University. He has retired from University Support Services, Inc. of Herndon, Virginia. Formerly, he was a Director of Acacia Mutual Life Insurance Company. Mr. Diehl is a Trustee/Director of The Calvert Fund, Calvert Cash Reserves, First Variable Rate Fund, Calvert Tax-Free Reserves, Calvert Municipal Fund, Inc. and Calvert Variable Series, Inc. DOB: 10/13/22.
     DOUGLAS E. FELDMAN, M.D., Trustee/Director. Dr. Feldman is managing partner of Feldman Otolaryngology, Head and Neck Surgery in Washington, D.C. A graduate of Harvard Medical School, he is Associate Professor of Otolaryngology, Head and Neck Surgery at Georgetown University and George Washington University Medical School, and past Chairman of the Department of Otolaryngology, Head and Neck Surgery at the Washington Hospital Center. He is included in The Best Doctors in America. Dr. Feldman is a Trustee/Director of The Calvert Fund, Calvert Cash Reserves, First Variable Rate Fund, and Calvert Tax-Free Reserves, and Calvert
Municipal  Fund,  Inc.  DOB:  05/23/48.
     PETER W. GAVIAN, CFA, ASA, Trustee/Director. Since 1976 Mr. Gavian has been President of Corporate Finance of Washington, Inc., an investment banking firm. He is a Chartered Financial Analyst and an Accredited senior appraiser (business evaluation). Mr. Gavian is also a Trustee/Director of The Calvert Fund, Calvert Cash Reserves, First Variable Rate Fund, Calvert Tax-Free Reserves, and Calvert Municipal Fund, Inc. DOB: 12/08/32.
     JOHN G. GUFFEY, JR., Trustee/Director. Mr. Guffey is Treasurer and Director of Calvert Ventures, LLC (formerly, Silby, Guffey, and Co., Inc.) a venture capital firm, and a director of Ariel Funds and Groupserve, Inc. Mr. Guffey also serves on all Calvert Fund Boards except Calvert Variable Series and Calvert Impact Fund, Inc. DOB: 05/15/48.
     Mr. Guffey has been advised that the Securities and Exchange Commission ("SEC") has entered an order against him relating to his former service as a director of Community Bankers Mutual Fund, Inc. This fund is not connected with any Calvert Fund or the Calvert Group and ceased operations in September, 1994. Mr. Guffey consented to the entry of the order without admitting or denying the findings in the order. The order contains findings that (1) the Community Bankers Mutual Fund's prospectus and statement of additional information were materially false and misleading because they misstated or failed to state material facts concerning the pricing of fund shares and the percentage of illiquid securities in the fund's portfolio and that Mr. Guffey, as a member of the fund's board, should have known of these misstatements and therefore violated the Securities Act of 1933; (2) the price of the fund's shares sold to the public was not based on the current net asset value of the shares, in violation of the Investment Company Act of 1940 (the "Investment Company Act"); and (3) the board of the fund, including Mr. Guffey, violated the Investment Company Act by directing the filing of a materially false registration statement. The order directed Mr. Guffey to cease and desist from committing or causing future violations and to pay a civil penalty of $5,000. The SEC placed no restrictions on Mr. Guffey's continuing to serve as a Trustee or Director of mutual funds.
     *BARBARA J. KRUMSIEK, President and Trustee/Director. Ms. Krumsiek serves as President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. and as an officer and Trustee/Director of each of its subsidiaries. She is a Trustee/Director of each of the investment companies in the Calvert Group of Funds. Prior to joining Calvert Group in 1997, Ms. Krumsiek served as a Managing Director of Alliance Fund Distributors, Inc. DOB: 08/09/52.
     M. CHARITO KRUVANT, Trustee/Director. Ms. Kruvant is President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development. Ms. Kruvant is a Trustee/Director of The Calvert Fund, Calvert Cash Reserves, First Variable Rate Fund, Calvert Tax-Free Reserves, Calvert Municipal Fund, Inc., Calvert Variable Series, Inc. and Acacia Federal Savings Bank. DOB: 12/08/45.
     ARTHUR J. PUGH, Trustee/Director. Mr. Pugh is a Trustee/Director of The Calvert Fund, Calvert Cash Reserves, First Variable Rate Fund, Calvert Tax-Free Reserves, Calvert Municipal Fund, Inc. and Calvert Variable Series, Inc., and Acacia Federal Savings Bank. DOB: 09/24/37.
     *DAVID R. ROCHAT, Senior Vice President and Trustee/Director. Mr. Rochat is Executive Vice President of Calvert Asset Management Company, Inc. and Director and President of Chelsea Securities, Inc. He is the Senior Vice President and Trustee/Director of The Calvert Fund, Calvert Cash Reserves, First Variable
Rate  Fund,  Calvert  Tax-Free  Reserves,  and Calvert Municipal Fund, Inc. DOB:
10/07/37.
     *D. WAYNE SILBY, Esq., Trustee/Director. Mr. Silby is President of Calvert Social Investment Fund. Mr. Silby is also Executive Chairman of Group Serve, Inc., an internet company focused on community building collaborative tools. Mr. Silby is a Trustee/Director of all Calvert Group Funds except Calvert Variable Series, Inc. He is also an officer and director of Calvert Ventures, LLC, and a director of Ameritas Acacia Mutual Life Insurance Company. DOB: 7/20/48.
     RENO J. MARTINI, Senior Vice President. Mr. Martini is a director and Senior Vice President of Calvert Group, Ltd., and Senior Vice President and Chief Investment Officer of Calvert Asset Management Company, Inc. Mr. Martini is also a director and President of Calvert-Sloan Advisers, L.L.C. DOB: 1/13/50.
     RONALD M. WOLFSHEIMER, CPA, Treasurer. Mr. Wolfsheimer is Senior Vice President and Chief Financial Officer of Calvert Group, Ltd. and its subsidiaries and an officer of each of the other investment companies in the Calvert Group of Funds. Mr. Wolfsheimer is Vice President and Treasurer of Calvert-Sloan Advisers, L.L.C., and a director of Calvert Distributors, Inc.
DOB:  07/24/47.
     WILLIAM M. TARTIKOFF, Esq., Vice President and Secretary. Mr. Tartikoff is an officer of each of the investment companies in the Calvert Group of Funds, and is Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd., and each of its subsidiaries. Mr. Tartikoff is also Vice President and Secretary of Calvert-Sloan Advisers, L.L.C., a director of Calvert Distributors, Inc., and is an officer of Acacia National Life Insurance Company. DOB:
08/12/47.
     DANIEL K. HAYES, Vice President. Mr. Hayes is Vice President of Calvert Asset Management Company, Inc., and is an officer of each of the other investment companies in the Calvert Group of Funds. DOB: 09/09/50.
     SUSAN WALKER BENDER, Esq., Assistant Secretary. Ms. Bender is Associate General Counsel of Calvert Group, Ltd. and an officer of each of its subsidiaries and Calvert-Sloan Advisers, L.L.C. She is also an officer of each of the other investment companies in the Calvert Group of Funds.
DOB:  01/29/59.
     IVY WAFFORD DUKE, Esq., Assistant Secretary. Ms. Duke is Associate General Counsel of Calvert Group, Ltd. Prior to joining Calvert Group in 1996, Ms. Duke had been an Associate in the Investment Management Group of the Business and Finance Department at Drinker Biddle & Reath since 1993. DOB: 09/07/68.
     VICTOR FRYE, Esq., Assistant Secretary and Compliance Officer. Mr. Frye is Counsel and Compliance Officer of Calvert Group, Ltd. Prior to joining Calvert Group in 1999, Mr. Frye had been Counsel and Manager of the Compliance Department at The Advisors Group since 1986 DOB: 10/15/58.
     JENNIFER STREAKS, Esq., Assistant Secretary. Ms. Streaks is Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert Group in 1999, Ms. Streaks had been a Regulatory Analyst in the Market Regulation Department of the National Association of Securities Dealers since 1997. Prior to this, Ms. Streaks had been a law clerk to the Honorable Maurice Foley at the U.S. Tax Court for the year since graduating from Howard University School of Law, where she was a student 1993-1996.
DOB:  08/02/71.
     MICHAEL V. YUHAS JR., CPA, Controller of Funds. Mr. Yuhas is the Director of Fund Administration of Calvert Group, Ltd., and an officer of each of the other investment companies in the Calvert Group of Funds. DOB: 08/04/61.
     HUI PING HO, CPA. Ms. Hui Ping Ho is the Assistant Treasurer of both Calvert Group, Ltd. and the Funds. DOB: 07/06/68

     The address of directors and officers, unless otherwise noted, is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Trustees/Directors and officers of the Fund as a group own less than 1% of the Fund's outstanding shares. Trustees/Directors marked with an *, above, are "interested persons" of the Fund, under the Investment Company Act of 1940.
     The Audit Committee of the Board is composed of Messrs. Baird, Blatz, Feldman, Guffey and Pugh and Ms. Kruvant. The Board's Investment Policy
Committee  is  composed  of  Messrs.  Diehl,  Gavian,  Rochat  and Silby and Ms.
Krumsiek.
     Trustees/Directors of the Fund not affiliated with the Fund's Advisor may elect to defer receipt of all or a percentage of their fees and invest them in any fund in the Calvert Family of Funds through the Deferred Compensation Plan (shown as "Pension or Retirement Benefits Accrued as part of Fund Expenses," below). Deferral of the fees is designed to maintain the parties in the same position as if the fees were paid on a current basis.

                     Trustee/Directors Compensation Table
                               Fiscal Year 2000
                              (unaudited numbers)


                           Aggregate                 Pension or                 Total Compensation
                           Compensation              Retirement Benefits        from
                           from Registrant           Accrued as                 Registrant and Fund
                           for Service               part of                    Complex paid to
                           as Trustee/Directors      of Registrant              Trustee/Directors**
                                                     Expenses*
Calvert Tax-Free Reserves
Richard L. Baird, Jr.       $23,880                        $0                          $41,350
Frank H. Blatz, Jr.         $0                             $23,880                     $48,500
Charles E. Diehl            $23,880                        $0                          $48,500
Douglas E. Feldman          $23,880                        $0                          $37,000
Peter W. Gavian             $23,880                        $0                          $37,000
John G. Guffey, Jr.         $11,704                        $11,704                     $58,166
M. Charito Kruvant          $8,776                         $13,165                     $44,000
Arthur J. Pugh              $23,880                        $0                          $48,500
D. Wayne Silby              $22,937                        $0                          $65,930

Calvert Municipal Fund

Richard L. Baird, Jr.       $857                           $0                          $41,350
Frank H. Blatz, Jr.         $0                             $857                        $48,500
Charles E. Diehl            $857                           $0                          $48,500
Douglas E. Feldman          $857                           $0                          $37,000
Peter W. Gavian             $857                           $0                          $37,000
John G. Guffey, Jr.         $419                           $419                        $58,166
M. Charito Kruvant          $312                           $468                        $44,000
Arthur J. Pugh              $857                           $0                          $48,500
D. Wayne Silby              $820                           $0                          $65,930

* Certain trustees have chosen to defer their compensation. As of December 31, 2000, total deferred compensation from the Fund complex, including dividends and capital appreciation for the trustees shown was: Blatz, $158,391; Diehl, $783,842; Gavian, $195,502; Guffey, $39,292; Kruvant, $88,057; and Pugh,
$120,337.

** The Fund Complex had eleven (11) registered investment companies at December 31, 2000.

--------------------------------------------------------------------------------
                              INVESTMENT ADVISOR
--------------------------------------------------------------------------------

     The Fund's Investment Advisor is Calvert Asset Management Company, Inc., 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, a subsidiary of Calvert Group, Ltd., which is a controlled subsidiary of Ameritas-Acacia Mutual Holding Company.
     Under the Advisory agreement, Contract, the Advisor manages the investment and reinvestment of the Fund's assets, subject to the direction and control of the Fund's Board of Trustees. For its services, the Advisor receives from each Portfolio an annual fee of 0.60% of the first $500 million of the Portfolio's average daily net assets, 0.50% of the next $500 million of such assets, and 0.40% of all such assets over $1 billion.
     The advisory fee is payable monthly. The Advisor reserves the right (i) to waive all or a part of its fee and (ii) to compensate, at its expense, broker-dealers in consideration of their promotional and administrative services. The Advisor provides the Fund with investment advice and research, pays the salaries and fees of all Trustees and executive officers of the Fund who are employees of the Advisor, or its affiliates and pays certain Fund advertising and promotional expenses. The Fund pays all other administrative and operating expenses, including: custodial fees; shareholder servicing; dividend disbursing and transfer agency fees; administrative service fees; federal and state securities registration fees; insurance premiums; trade association dues; interest, taxes and other business fees; legal and audit fees; and brokerage commissions and other costs associated with the purchase and sale of portfolio securities.

         The Advisor may voluntarily reimburse the Portfolio for expenses. The following table shows the advisory fees paid by each Portfolio to the Advisor for fiscal years 1998, 1999 and 2000.

                                     1998             1999              2000
                                     ----             ----              ----
Long-Term                           331,988          337,132           300,888
Vermont                             305,695          302,238           283,126
National                            396,802          387,442           378,815
California                          205,130          201,388           175,622

--------------------------------------------------------------------------------
                         ADMINISTRATIVE SERVICES AGENT
--------------------------------------------------------------------------------

         Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, has been retained by the Fund to provide certain administrative services necessary to the conduct of the Fund's affairs. Exclusive of the CTFR Money Market Portfolio, CTFR pays an annual fee of $80,000, allocated between the remaining Portfolios based on assets. The Calvert Municipal Fund Portfolio (National and California) each pay a fee of 0.10% of their respective average annual net assets. The service fees paid by the Portfolios to Calvert Administrative Services Company for the past 3 fiscal years were:

                                1998               1999              2000
                                ----               ----              ----
Long-Term                      $4,476             $2,017           $4,098
Vermont                        $4,127             $0               $3,856
National                       $66,134            $62,430          $63,136
California                     $34,188            $27,667          $27,834

--------------------------------------------------------------------------------
                   TRANSFER AND SHAREHOLDER SERVICING AGENTS
--------------------------------------------------------------------------------

         National Financial Data Services, Inc. ("NFDS"), 330 W. 9th Street, Kansas City, Missouri 64105, a subsidiary of State Street Bank & Trust, has been retained by the Fund to act as transfer agent and dividend disbursing agent. These responsibilities include: responding to certain shareholder inquiries and instructions, crediting and debiting shareholder accounts for purchases and redemptions of Fund shares and confirming such transactions, and daily updating of shareholder accounts to reflect declaration and payment of dividends.
         Calvert Shareholder Services, Inc. ("CSSI"), 4550 Montgomery Avenue, Bethesda, Maryland 20814, a subsidiary of Calvert Group, Ltd., has been retained by the Fund to act as shareholder servicing agent. Shareholder servicing responsibilities include responding to shareholder inquiries and instructions concerning their accounts, entering any telephoned purchases or redemptions into the NFDS system, maintenance of broker-dealer data, and preparing and distributing statements to shareholders regarding their accounts.
         For these services, NFDS and Calvert Shareholder Services, Inc. receive a fee based on the number of shareholder accounts and transactions.


--------------------------------------------------------------------------------
                    INDEPENDENT ACCOUNTANTS AND CUSTODIANS
--------------------------------------------------------------------------------

         Arthur Andersen LLP has been selected by the Board of Directors to serve as independent accountants for fiscal year 2001. State Street Bank & Trust Company, N.A., 225 Franklin Street, Boston, MA 02110, serves as custodian of the Fund's investments. Allfirst Financial, Inc., 25 South Charles Street, Baltimore, Maryland 21203 also serves as custodian of certain of the Fund's cash assets. The custodians have no part in deciding the Fund's investment policies or the choice of securities that are to be purchased or sold for the Fund.

--------------------------------------------------------------------------------
                             METHOD OF DISTRIBUTION
--------------------------------------------------------------------------------

         Calvert Distributions, Inc, ("CDI"), 4550 Montgomery Ave., Suite 1000N Bethesda, Maryland 20814, is the principal underwriter and distributor for the Fund. CDI is an affiliate of the Fund's Advisor. Under the terms of its underwriting agreement with the Funds, CDI markets and distributes the Fund's shares and is responsible for preparing advertising and sales literature, and printing and mailing prospectuses to prospective investors.

CTFR Long-Term and Vermont
Shares are offered at net asset value plus a front-end sales charge as follows:

                                 As a % of      As a % of         Allowed to
Amount of                        offering       net amount        Brokers as a %
Investment                       price          invested          offering price

Less than $50,000                3.75%          3.90%             3.00%
$50,000 but
  less than $100,000             3.00%          3.09%             2.25%
$100,000 but
  less than $250,000             2.25%          2.30%             1.75%
$250,000 but
  less than $500,000             1.75%          1.78%             1.25%
$500,000 but
  less than $1,000,000           1.00%          1.01%             0.80%
$1,000,000 and over              0.00%          0.00%             0.00%

National and California
Shares are offered at net asset value plus a front-end sales charge as follows:

                                 As a % of      As a % of         Allowed to
Amount of                        offering       net amount        Brokers as a %
Investment                       price          invested          offering price

Less than $50,000                2.75%          2.83%             2.25%
$50,000 but
  less than $100,000             2.25%          2.30%             1.75%
$100,000 but
  less than $250,000             1.75%          1.78%             1.25%
$250,000 but
  less than $500,000             1.25%          1.27%             0.95%
$500,000 but
  less than $1,000,000           1.00%          1.01%             0.80%
$1,000,000 and over              0.00%          0.00%             0.00%

         CDI receives any front-end sales charge or CDSC paid. A portion of the front-end sales charge may be reallowed to dealers. The aggregate amount of sales charges (gross underwriting commissions), and the amount retained by CDI (net of reallowance and finders fees) for the last three fiscal years were as follows:


Fiscal Year               1998                          1999                          2000
----------------------------------------------------------------------------------------------------
                  Gross    /    Net             Gross    /     Net            Gross    /     Net
Long-Term         $44,897  /    $(4,778)        $40,239  /     $15,336        $16,400  /     $6,256

National          $51,922  /    $10,056         $38,952  /     $8,092         $25,845  /     $8,425
Vermont           $63,649  /    $28,472         $52,430  /     $31,429        $24,626  /     $5,555
California        $37,645  /    $7,762          $24,072  /     $9,825         $19,189  /     $5,883

         Fund Trustees and certain other affiliated persons of the Fund are exempt from the sales charge since the distribution costs are minimal to persons already familiar with the Fund. Other groups are exempt due to economies of scale in distribution. See Exhibit A to the Prospectus.
         Pursuant to Rule 12b-1 under the Investment Company Act of 1940 Long-Term, National, and California have each adopted Distribution Plans (the "Plans") which permit the Fund to pay certain expenses associated with the distribution and servicing of its shares (Vermont has not adopted a Distribution
Plan). Such expenses may not exceed, on an annual basis, 0.35% of Long-Term's average daily net assets, and 0.25% of National and California's respective average daily net assets.
         The Distribution Plans were approved by the Board of Trustees/Directors, including the Trustees/Directors who are not "interested persons" of the Fund (as that term is defined in the Investment Company Act of 1940) and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan. The selection and nomination of the Trustees/Directors who are not interested persons of the Fund is committed to the discretion of such disinterested Trustees/Directors. In establishing the Plan, the Trustees/Directors considered various factors including the amount of the distribution fee. The Trustees/Directors determined that there is a reasonable likelihood that the Plan will benefit the Portfolio and its shareholders, including economics of scale at higher assets levels better investment opportunities and more flexibility in managing a growing portfolio.
         The Plan may be terminated by vote of a majority of the non-interested Trustees/Directors who have no direct or indirect financial interest in the Plan or by vote of a majority of the outstanding shares of the Portfolio. Any change in the Plan that would materially increase the distribution cost to the Portfolio requires approval of the shareholders of the affected class; otherwise, the Plan may be amended by the Trustees/Directors, including a majority of the non-interested Trustees as described above.
         The Plan will continue in effect for successive one-year terms provided that such continuance is annually approved by (i) the vote of a majority of the Trustees/Directors who are not parties to the Plan or interested persons of any such party and who have no direct or indirect financial interest in the Plan, and (ii) the vote of a majority of the entire Board of Trustees.
         Apart from the Plan, the Advisor and CDI, at their own expense, may incur costs and pay expenses associated with the distribution of shares of the Portfolio. For the fiscal year ended December 31, 2000, they paid to broker/dealers from their own resources a total of $1,290,091 for distribution expenses for all funds in the Calvert Group. The Advisor and/or CDI has agreed to pay certain firms compensation based on sales of Fund shares or on assets held in those Firm's accounts for their marketing and distribution of Fund shares, above the usual sales charges and service fees. This list may be changed from time to time. As of December 31, 2000, the Advisor and/or CDI had special arrangements with the following firms: Fidelity, Morgan Stanley Dean Witter, Prudential Securities, Salomon Smith Barney, American Express Financial Advisors, Merrill Lynch, PaineWebber, and The Advisors Group.
         CDI, makes a continuous offering of the Fund's securities on a "best efforts" basis. Under the terms of the agreement, CDI is entitled to receive a distribution fee and a service fee from the Fund based on the average daily net assets of the Fund. These fees are paid pursuant to the Fund's Distribution Plan. The Distribution Plan Expenses paid by Long-Term to CDI for the fiscal year ended December 31, 2000, were spent for the following purposes:

Compensation to broker-dealers                     $24,424
Compensation to sales personnel                      2,210
Advertising                                         17,120
Printing and mailing of prospectuses                 1,380
to other than current shareholders
Compensation to underwriters                            --
Interest, financial charges                             --
Other                                                   --
------------------------------------              --------
Total Paid to CDI                                  $45,134

         National and California did not pay any Distribution Plan expenses during fiscal year 2000.

--------------------------------------------------------------------------------
                             PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

         Portfolio transactions are undertaken on the basis of their desirability from an investment standpoint. The Advisor makes investment decisions and the choice of brokers and dealers under the direction and supervision of the Board of Trustees/Directors.
         Broker-dealers who execute portfolio transactions on behalf of the Portfolios are selected on the basis of their execution capability and trading expertise considering, among other factors, the overall reasonableness of the brokerage commissions, current market conditions, size and timing of the order, difficulty of execution, per share price, etc., market familiarity, reliability, integrity, and financial condition, subject to the Advisor's obligation to seek best execution. The Advisor may also consider sales of Portfolio shares as a factor in the selection of brokers.
         The Portfolios did not pay any brokerage commissions during the last three fiscal years.
         While the Advisor selects brokers primarily on the basis of best execution, in some cases it may direct transactions to brokers based on the quality and amount of the research and research-related services which the brokers provide to it. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; providing portfolio performance evaluation and technical market analyses; and providing other services relevant to the investment decision making process. Other such services are designed primarily to assist the Advisor in monitoring the investment activities of the Portfolio. Such services include portfolio attribution systems, return-bases style analysis, and trade-execution analysis.
         The Advisor may also direct selling concessions and/or discounts in fixed-price offerings for research services.
         If, in the judgment of the Advisor, the Portfolios or other accounts managed by them will be benefited by supplemental research services, they are authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commission which another broker may have charged for effecting the same transactions. It is the policy of the Advisor that such research services will be used for the benefit of the Portfolios as well as other Calvert Funds and managed accounts.

         The Portfolio turnover rates for the last two fiscal years are as follows:

                                           1999              2000
                                           ----              ----
Long-Term                                   80%               85%
Vermont                                     21%               5%
National                                    38%               32%
California                                  11%               4%

--------------------------------------------------------------------------------
                        PERSONAL SECURITIES TRANSACTIONS
--------------------------------------------------------------------------------

         The Fund, its Advisor, and principal underwriter have adopted a Code of Ethics pursuant to Rule 17j-1 of the Investment Company Act of 1940. The Code of Ethics is designed to protect the public from abusive trading practices and to maintain ethical standards for access persons as defined in the rule when dealing with the public. The Code of Ethics permits the Fund's investment personnel to invest in securities that maybe purchased or held by the Fund. The Code of Ethics contains certain conditions such as preclearance and restrictions on use of material information.


--------------------------------------------------------------------------------
                               GENERAL INFORMATION
--------------------------------------------------------------------------------

         The Portfolios are open-end, non-diversified investment management investment companies. Long-Term and Vermont are series of Calvert Tax-Free Reserves, which was organized as a Massachusetts business trust on October 20, 1980. The other series of the Fund include the Money Market Portfolio, Limited-Term Portfolio and California Money Market Portfolio. National and California are series of Calvert Municipal Fund, Inc., a Maryland corporation organized on February 4, 1992. Calvert Tax-Free Reserve's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund. The shareholders of a Massachusetts business trust might, however, under certain circumstances, be held personally liable as partners for its obligations. The Declaration of Trust provides for indemnification and reimbursement of expenses out of Fund assets for any shareholder held personally liable for obligations of the Fund. The Declaration of Trust provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. The Declaration of Trust further provides that the Fund may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Fund, its shareholders, Trustees, officers, employees, and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Fund itself is unable to meet its obligations.
         Each share of each series represents an equal proportionate interest in that series with each other share and is entitled to such dividends and distributions out of the income belonging to such series as declared by the Board.
         The Fund is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes such as electing Trustees/Directors, changing fundamental policies, or approving a management contract. As a shareholder, you receive one vote for each share you own.

--------------------------------------------------------------------------------
               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
--------------------------------------------------------------------------------

         As of April 19, 2001 the following shareholders owned 5% or more of the outstanding voting securities of the Fund as shown:

         Name and Address                                        % of Ownership

         Calvert California Municipal Intermediate Fund

         Catalyst Productions                                    17.21%
         1431 Center Street
         Oakland, CA 94607-2054

         James J Bochnowski                                      6.93%
         Janet J Bochnowski Comm Property
         28 Camino Por Los Arboles
         Atherton, CA 94027-5941

         Calvert National Municipal Intermediate Fund

         Charles Schwab & Co., Inc.                              8.80%
         Reinvest Acct.
         ATTN: Mutual Fund Dept.
         101 Montgomery St.
         San Francisco, CA 94104-4122

         John A Swanson                                          6.67%
         113 Waters Edge Lane
         Moneta, VA 24121-2938

         Robert P. Taishoff  TTEE                                7.07%
         U/A 06/02/98
         Lawrence B Taishoff  Flint Trust
         1321 Washington Dr.

         Annapolis, MD 21403-4730

         Calvert Tax-Free Reserves Long-Term Portfolio

         John A Swanson                                          9.32%
         113 Waters Edge Lane
         Moneta, VA 24121-2938

         Harold Lustig                                           7.73%
         or Laura Lustig JTWROS
         47 Davis Hill RD
         Weston, CT 06883-1960

         Calvert Tax-Free Reserves Vermont Municipal Portfolio

         Merfarm and Co.                                         8.01%
         C/O Trust Ops
         164 College St.
         Burlington, VT 05401-8417

--------------------------------------------------------------------------------
                                    APPENDIX
--------------------------------------------------------------------------------

Municipal Obligations
         Municipal obligations are debt obligations issued by states, cities, municipalities, and their agencies to obtain funds for various public purposes. Such purposes include the construction of a wide range of public facilities, the refunding of outstanding obligations, the obtaining of funds for general operating expenses, and the lending of funds to other public institutions and facilities. In addition, certain types of private activity bonds are issued by or on behalf of public authorities to obtain funds for many types of local, privately operated facilities. Such debt instruments are considered municipal obligations if the interest paid on them is exempt from federal income tax in the opinion of bond counsel to the issuer. Although the interest paid on the proceeds from private activity bonds used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities may be exempt from federal income tax, current federal tax law places substantial limitations on the size of such issues.
         Municipal obligations are generally classified as either "general obligation" or "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source but not from the general taxing power. Tax-exempt private activity bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. There are, of course, variations in the security of municipal obligations both within a particular classification and among classifications.
         Municipal obligations are generally traded on the basis of a quoted yield to maturity, and the price of the security is adjusted so that relative to the stated rate of interest it will return the quoted rate to the purchaser.
         Short-term and limited-term municipal obligations include Tax Anticipation Notes, Revenue Anticipation Notes Bond Anticipation Notes, Construction Loan Notes, and Discount Notes. The maturities of these instruments at the time of issue generally will range between three months and one year. Pre-Refunded Bonds with longer nominal maturities that are due to be retired with the proceeds of an escrowed subsequent issue at a date within one year and three years of the time of acquisition are also considered short-term and limited-term municipal obligations.

Municipal Bond and Note Ratings
Description of Moody's Investors Service, Inc.'s ratings of state and municipal notes:
         Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk.
         MIG 1: Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.
         MIG2: Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.
         MIG3: Notes bearing this designation are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.
         MIG4: Notes bearing this designation are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative. Description of Moody's Investors Service Inc.'s/Standard & Poor's municipal bond ratings:
         Aaa/AAA: Best quality. These bonds carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. This rating indicates an extremely strong capacity to pay principal and interest.
         Aa/AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make long-term risks appear somewhat larger than in Aaa securities.
         A/A: Upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which make the bond somewhat more susceptible to the adverse effects of circumstances and economic conditions.
         Baa/BBB: Medium grade obligations; adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.
         Ba/BB, B/B, Caa/CCC, Ca/CC: Debt rated in these categories is regarded as predominantly speculative with respect to capacity to pay interest and repay principal. There may be some large uncertainties and major risk exposure to adverse conditions. The higher the degree of speculation, the lower the rating.
         C/C: This rating is only for no-interest income bonds.
         D: Debt in default; payment of interest and/or principal is in arrears.

The Fund may also rely on ratings by any other NRSRO, such as Fitch International Rating Agency or Thompson's Bankwatch.

                                LETTER OF INTENT

------------------
Date

Calvert Distributors, Inc.
4550 Montgomery Avenue, Suite 1000N
Bethesda, MD 20814

Ladies and Gentlemen:

         By signing this Letter of Intent, or affirmatively marking the Letter of Intent option on my Fund Account Application Form, I agree to be bound by the terms and conditions applicable to Letters of Intent appearing in the Prospectus and the Statement of Additional Information for the Fund and the provisions described below as they may be amended from time to time by the Fund. Such amendments will apply automatically to existing Letters of Intent.

         I intend to invest in the shares of:_______________ Fund or Portfolio name) during the thirteen (13) month period from the date of my first purchase pursuant to this Letter (which cannot be more than ninety (90) days prior to the date of this Letter or my Fund Account Application Form, whichever is applicable), an aggregate amount (excluding any reinvestments of distributions) of at least fifty thousand dollars ($50,000) which, together with my current holdings of the Fund (at public offering price on date of this Letter or my Fund Account Application Form, whichever is applicable), will equal or exceed the amount checked below:

         __ $50,000 __ $100,000 __ $250,000 __ $500,000 __ $1,000,000

         Subject to the conditions specified below, including the terms of escrow, to which I hereby agree, each purchase occurring after the date of this Letter will be made at the public offering price applicable to a single transaction of the dollar amount specified above, as described in the Fund's prospectus. "Fund" in this Letter of Intent shall refer to the Fund or Portfolio, as the case may be. No portion of the sales charge imposed on purchases made prior to the date of this Letter will be refunded.

         I am making no commitment to purchase shares, but if my purchases within thirteen months from the date of my first purchase do not aggregate the minimum amount specified above, I will pay the increased amount of sales charges prescribed in the terms of escrow described below. I understand that 4.75% of the minimum dollar amount specified above will be held in escrow in the form of shares (computed to the nearest full share). These shares will be held subject to the terms of escrow described below.

         From the initial purchase (or subsequent purchases if necessary), 4.75% of the dollar amount specified in this Letter shall be held in escrow in shares of the Fund by the Fund's transfer agent. For example, if the minimum amount specified under the Letter is $50,000, the escrow shall be shares valued in the amount of $2,375 (computed at the public offering price adjusted for a $50,000 purchase). All dividends and any capital gains distribution on the escrowed shares will be credited to my account.

         If the total minimum investment specified under the Letter is completed within a thirteen month period, escrowed shares will be promptly released to me. However, shares disposed of prior to completion of the purchase requirement under the Letter will be deducted from the amount required to complete the investment commitment.

         Upon expiration of this Letter, the total purchases pursuant to the Letter are less than the amount specified in the Letter as the intended aggregate purchases, Calvert Distributors, Inc. ("CDI") will bill me for an amount equal to the difference between the lower load I paid and the dollar amount of sales charges which I would have paid if the total amount purchased had been made at a single time. If not paid by the investor within 20 days, CDI will debit the difference from my account. Full shares, if any, remaining in escrow after the aforementioned adjustment will be released and, upon request, remitted to me.

         I irrevocably constitute and appoint CDI as my attorney-in-fact, with full power of substitution, to surrender for redemption any or all escrowed shares on the books of the Fund. This power of attorney is coupled with an interest.

         The commission allowed by CDI to the broker-dealer named herein shall be at the rate applicable to the minimum amount of my specified intended purchases.

         The Letter may be revised upward by me at any time during the thirteen-month period, and such a revision will be treated as a new Letter, except that the thirteen-month period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases.

         In determining the total amount of purchases made hereunder, shares disposed of prior to termination of this Letter will be deducted. My broker-dealer shall refer to this Letter of Intent in placing any future purchase orders for me while this Letter is in effect.

-----------------------------
Dealer

-----------------------------
Name of Investor(s)

By
-----------------------------
     Authorized Signer

----------------------------
Address

----------------------------
Signature of Investor(s)

----------------------------
Date

----------------------------
Signature of Investor(s)

----------------------------
Date